UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting and Proxy Statement

IMPORTANT VOTING INFORMATION
If you owned shares of our common stock at the close of business on February 24, 2014, you are entitled to one vote per share upon each matter presented at the annual meeting of stockholders to be held on April 24, 2014. Stockholders whose shares are held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) will need to obtain a proxy from the broker, bank or other nominee that holds their shares authorizing them to vote at the annual meeting.
Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at this stockholders meeting, except on ratification of our appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014, unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the annual meeting.
YOUR VOTE IS IMPORTANT
Your vote is important. Our Board strongly encourages you to exercise your right to vote. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting.
ASSISTANCE
If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The Securities and Exchange Commission, or SEC, also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. You also may contact our Investor Relations Department by phone at
(605) 978-2945 or by email at investor.relations@northwestern.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2014
The Notice of Annual Meeting, Proxy Statement and 2013 Annual Report to
Stockholders are available on the Internet at www.proxyvote.com.

ATTENDING THE ANNUAL MEETING IN PERSON OR BY WEBCAST
Only stockholders of record or their legal proxy holders as of the Record Date or our invited guests may attend the annual meeting in person. If you wish to attend the annual meeting and your shares are held in street name at a brokerage firm, bank or other nominee, you will need to bring your notice or a copy of your brokerage statement or other documentation reflecting your stock ownership as of the Record Date. You may be asked to provide photo identification, such as a driver’s license.
The annual meeting will be webcast (audio and slides) simultaneously with the live meeting. You may access the webcast from our website at www.northwesternenergy.com under Our Company / Investor Relations / Presentations and Webcasts. A replay of the webcast will be available at the same location on our website through May 24, 2014.

March 7, 2014

Notice of 2014 Annual Meeting and Proxy Statement

Dear Fellow NorthWestern Corporation Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders to be held on Thursday, April 24, 2014, at 10:00 a.m. Mountain Daylight Time at the NorthWestern Energy Montana Operational Support Office, 40 East Broadway, Butte, Montana.

At the meeting, stockholders will be asked to elect the Board of Directors, to ratify the selection of our independent registered public accounting firm for 2014, to approve our equity compensation plan and to hold an advisory vote to approve named executive officer compensation. The proxy statement included with this letter provides you with information about the annual meeting and the business to be conducted.
YOUR VOTE IS IMPORTANT. We urge you to read this proxy statement carefully. Whether or not you plan to attend the annual meeting in person, we urge you to vote promptly through the Internet, by telephone or by mail.
If you are unable to attend our annual meeting in person, we are pleased to offer an audio webcast of the meeting. The webcast can be accessed live on our website at www.northwesternenergy.com under Our Company / Investor Relations / Presentations and Webcasts, or you can listen to a replay of the webcast, which will be archived on our website at the above location for
30 days after the meeting.

Thank you for your continued support of NorthWestern Corporation.

Very truly yours,

Robert C. Rowe President and Chief Executive Officer

Notice of the
2014 Annual Meeting of Stockholders

Meeting Date:	April 24, 2014
Meeting Time:	10:00 a.m. Mountain Daylight Time
Location:	NorthWestern Energy Montana Operational Support Office, 40 East Broadway, Butte, MT
Record Date:	February 24, 2014
Purposes of the Annual Meeting:

•	Elect our slate of eight nominees to our Board of Directors to hold office until the annual meeting of stockholders in 2015 and until their successors are duly elected and qualified;

•	Ratify our appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014;

•	Approve the NorthWestern Corporation Amended and Restated Equity Compensation Plan;

•	Hold an advisory vote to approve named executive officer compensation; and

•	Transact any other business that may be properly brought before the annual meeting and any adjournment or postponement of the annual meeting.
Stockholders, or their legal proxy holders, owning NorthWestern Corporation common stock at the close of business on February 24, 2014, the Record Date, are entitled to vote at the annual meeting.
Only our stockholders, their legal proxy holders as of the Record Date or our invited guests may attend the annual meeting in person. The annual meeting will be webcast (audio and slides) simultaneously with the live meeting.
On or about March 7, 2014, we mailed to our stockholders either (1) a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet, or (2) a copy of our proxy statement, a proxy card and our 2013 Annual Report.
By Order of the Board of Directors,

Timothy P. Olson
Corporate Secretary

2014 Proxy Statement
March 7, 2014
This proxy statement contains information related to the solicitation of proxies by the Board of Directors, or Board, of NorthWestern Corporation d/b/a NorthWestern Energy (or NorthWestern, the company, we, us, or our) in connection with our 2014 Annual Meeting of Stockholders. See the Proxy Statement Glossary on the inside back cover for additional definitions used in this proxy statement.
Items of Business to Be Considered at the Annual Meeting
Our Board asks you to vote on the following items at the annual meeting:

Œ	Election of all the members of our Board for a one-year term. The eight individuals nominated for election are currently serving on our Board.
	Ratification of the appointment of our independent registered public accounting firm for 2014. We have appointed Deloitte & Touche LLP for this role.
Ž	Approval of our equity compensation plan.
	Approval of the compensation for our named executive officers through an advisory sayon-pay vote.
	Transaction of any other matters and business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
Voting Procedures
Appointment of Proxy Holders
Our Board asks you to appoint E. Linn Draper Jr. and Robert C. Rowe as your proxy holders to vote your shares at the annual meeting. You make this appointment by voting the proxy card provided to you and using one of the voting methods described on the next page.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this proxy statement. If you sign and date your proxy card, but do not provide direction, they will vote your shares as recommended by our Board.
Management is not aware of any matter to be brought before the annual meeting other than the matters described in the notice of annual meeting accompanying this proxy statement. The persons named in the form of proxy solicited by our Board will vote all proxies that have been properly executed, and if any matters not set forth in the notice of annual meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

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Voting Procedures and General Information

Record Date and Voting
All stockholders of record as of the close of business on February 24, 2014, are entitled to receive notice of and to vote, in person or by proxy, at the annual meeting or any postponement or adjournment of the annual meeting. If you owned shares of our common stock at the close of business on February 24, 2014, you are entitled to one vote per share upon each matter presented at the annual meeting. The company does not have any other outstanding class of voting stock. Stockholders whose shares are held in an account at a brokerage firm, bank or other nominee (i.e., in “street name”) will need to obtain a proxy from the broker, bank or other nominee that holds their shares authorizing them to vote at the annual meeting.

Your vote is important. Our Board strongly encourages you to exercise your right to vote. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting.

:
Voting on the Internet. You may vote by proxy on the Internet up until 11:59 p.m. Eastern Daylight Time the day before the annual meeting. The website for Internet voting is www.proxyvote.com. Easy-to-follow prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials.

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Voting by Telephone. You may vote by proxy by telephone up until 11:59 p.m. Eastern Daylight Time the day before the annual meeting by using the toll-free number listed on your proxy card or voting instruction form. Easy-to-follow prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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Voting by Mail. Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided. Your proxy card or voting instruction form must be received far enough in advance of the annual meeting to allow sufficient time for processing.

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Voting in Person at the Annual Meeting. If you attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a proxy from the record holder of the shares authorizing you to vote at the annual meeting. Submitting your vote by proxy will not affect your right to attend the annual meeting and to vote in person.

✗
Revoking Your Voting Instructions to Your Proxy Holders. If you are a record holder of our common stock, you can change your vote at any time before your proxy is voted at the annual meeting by again voting by one of the methods described above or by attending the annual meeting and voting in person. You also may revoke your proxy by delivering a notice of revocation to our Corporate Secretary at NorthWestern Corporation, 3010 W. 69th Street, Sioux Falls, SD 57108, prior to the vote at the annual meeting. If your shares are held in “street name,” you must contact your broker, bank or other nominee to revoke your proxy.

Quorum
At the close of business on the Record Date, there were 38,815,464 shares of NorthWestern Corporation common stock outstanding and entitled to vote at the annual meeting. Each outstanding share is entitled to one vote.
A quorum, which is a majority of the outstanding shares as of the Record Date, is necessary to hold a valid annual meeting. A quorum will be present at the annual meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Record Date are present in person or represented by proxy. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to solicit additional proxies.

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Voting Procedures and General Information

Broker Non-Votes
Under the rules of the New York Stock Exchange, or NYSE, certain stockholder nominees (such as brokers) have the discretion to vote on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, unless instructed otherwise by the beneficial owner. They do not have authority to vote on non-routine matters – such as the election of directors, approval of our equity compensation plan and the advisory vote to approve named executive officer compensation – unless they receive instruction from the beneficial owner.
A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.
Under the rules of the NYSE, if your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2 — Ratification of Independent Registered Public Accounting Firm even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1 — Election of Directors, Proposal 3 — Approval of Equity Compensation Plan and Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the annual meeting.
Required Vote and Method of Counting
The required vote and method of counting votes for the various business matters to be considered at the annual meeting are described below. If you sign and return your proxy card without indicating your vote, your shares will be voted “FOR” each of the nominees for director, “FOR” ratification of Deloitte & Touche LLP as our independent registered public accounting firm, “FOR” approval of our equity compensation plan, “FOR” the advisory vote to approve named executive officer compensation, and in accordance with the recommendations of our Board on any other matters properly brought before the annual meeting for a vote.

Proposal 1 — Election of Directors
For the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” for one or more of the nominees. Withheld votes will not count as votes cast for the nominee, but will count for the purpose of determining whether a quorum is present. Stockholders do not have the right to cumulate their votes for directors.
The election of directors requires a plurality of the votes cast by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. “Plurality” means that the nominees receiving the largest number of votes cast “FOR” are elected as directors up to the maximum number of directors to be chosen at the annual meeting. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal. Assuming a quorum is present, the failure to vote, including broker non-votes, will have no effect on the voting on this proposal.
The Board has adopted a Majority Vote Policy for the election of directors. The policy provides that in an uncontested election, any nominee for director who receives a greater number of “WITHHOLD AUTHORITY” votes from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote under the procedures in the policy.

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Voting Procedures and General Information

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
For the proposal relating to ratification of the appointment of our independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee can vote your shares at its discretion on this proposal. Assuming a quorum is present, the failure to vote — either by not returning a properly executed proxy card or not voting in person at the annual meeting — will have no effect on the outcome of the voting on this proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.

Proposal 3 — Approval of Equity Compensation Plan
For the proposal relating to approval of the NorthWestern Corporation Amended and Restated Equity Compensation Plan, or equity compensation plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Approval of our equity compensation plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal. Assuming a quorum is present, broker non-votes or the failure to vote — either by not returning a properly executed proxy card or not voting in person at the annual meeting — will have no effect on the outcome of the voting on the proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.

Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation
For the advisory vote to approve named executive officer compensation, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the advisory vote to approve named executive officer compensation. If your shares are held through a broker, bank or other nominee and you do not vote your shares, your bank, broker or other nominee may not vote your shares on this proposal. Assuming a quorum is present, broker non-votes or the failure to vote — either by not returning a properly executed proxy card or not voting in person at the annual meeting — will have no effect on the outcome of the voting on the proposal. However, abstentions will have the same effect as voting “AGAINST” this proposal.
Because your vote is advisory, it will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Method and Cost of Soliciting and Tabulating Votes
The Board is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our annual meeting. NorthWestern will pay the cost of the solicitation, which will be made primarily by the use of mail and the Internet. Proxies also may be solicited in person or by telephone, facsimile or similar means by our directors, officers or employees without additional compensation.
We will, on request, reimburse stockholders who are brokers, banks or other nominees for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record. Broadridge Financial Solutions, Inc., will be the proxy tabulator, and a representative from NorthWestern will act as the Inspector of Election.

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Voting Procedures and General Information

Electronic Access to Proxy Statement and Annual Report
The proxy statement, annual report, voting card and voting instructions are available on the Internet at www.proxyvote.com and will be available for one year following the annual meeting. You will need the control number provided on your notice to access the electronic materials.
At www.proxyvote.com, stockholders can view these materials, cast their vote and request to receive future proxy materials in printed form by mail or electronically by email.

General Information
Attending the Annual Meeting in Person or by Webcast
Only stockholders of record or their legal proxy holders as of the Record Date or our invited guests may attend the annual meeting in person. If you wish to attend the annual meeting and your shares are held in street name at a brokerage firm, bank or other nominee, you will need to bring your notice or a copy of your brokerage statement or other documentation reflecting your stock ownership as of the Record Date. You may be asked to provide photo identification, such as a driver’s license.
No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the annual meeting. No banners, signs, firearms or weapons will be allowed in the meeting room. We reserve the right to inspect all items entering the meeting room.

The annual meeting will be held at the NorthWestern Energy Montana Operational Support Office, 40 East Broadway, Butte, MT, as shown on the map below.

Butte, Montana

The annual meeting will be webcast (audio and slides) simultaneously with the live meeting. You may access the webcast from our website at www.northwesternenergy.com under Our Company / Investor Relations / Presentations and Webcasts. A replay of the webcast will be available at the same location on our website through May 24, 2014.
Householding; Receipt of Multiple Notices
Under SEC rules, a single Notice of Internet Availability of Proxy Materials or set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement were sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to

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Voting Procedures and General Information

householding wishes to receive a separate annual report or proxy statement for 2014 or in the future, he or she may telephone toll-free (800) 542-1061 or write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, and the company will deliver promptly upon such written or oral request a separate Notice of Internet Availability of Proxy Materials or annual report or proxy statement. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks, brokers or other nominees, if they are beneficial holders, or by contacting Broadridge at the address set forth above, if they are record holders.
Available Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available through a website maintained by a third-party and accessible through our company website at www.northwesternenergy.com under Our Company / Investor Relations / SEC Filings.
Our public filings also are available to the public from document retrieval services and the website maintained by the SEC at www.sec.gov. You also may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC: Public Reference Room, 100 F Street NE, Room 1580, Washington, DC 20549.
Please call the SEC at (800) SEC-0330 for further information on the public reference room. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549, at prescribed rates.
Future Stockholder Proposals
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement
To be considered for inclusion in the proxy statement for our annual meeting to be held in 2015, stockholder proposals must be received by the Corporate Secretary of NorthWestern Corporation not later than November 7, 2014. This notice requirement is separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the company’s proxy statement.
Other Stockholder Proposals for Presentation at the 2015 Annual Stockholders’ Meeting
For nominations of persons for election as a director or for any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly from the floor of the 2015 Annual Stockholders’ Meeting, the company’s Bylaws require that timely notice must be given to the Corporate Secretary. To be timely, the notice must be received by the Corporate Secretary of NorthWestern Corporation between December 25, 2014, and January 24, 2015.
Stockholder proposals should be delivered or mailed to and received by us in accordance with the dates set forth above and addressed to:
Corporate Secretary
NorthWestern Corporation
3010 W. 69th Street
Sioux Falls, SD 57108

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Voting Procedures and General Information

To be in proper written form, a stockholder’s notice for both annual and special meetings must set forth:
(1) as to each person whom the stockholder proposes to nominate for election as a director, (a) the name, age and business and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock of the company that are owned beneficially or of record by the person, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, or Exchange Act, and the rules and regulations promulgated thereunder and (e) the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected;
(2) as to any other business that the stockholder proposes to bring before the meeting, (a) a brief description of the business desired to be brought before the meeting, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration, and, in the event that such business includes a proposal to amend the Bylaws of the company, the language of the proposed amendment), (c) the reasons for conducting such business at the meeting and (d) any material interest of such stockholder in the business being proposed and the beneficial owner, if any, on whose behalf the proposal is being made; and
(3) as to the stockholder giving this notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and record address of such stockholder and any such beneficial owner, (b) the class or series and number of shares of capital stock of the company that are owned beneficially or of record by such stockholder and beneficial owner, (c) a description of all arrangements or understandings between such stockholder and any such beneficial owner and each proposed nominee and any other persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the persons and/or conduct the business being proposed as described in the notice and (e) a representation of whether such stockholder or any such beneficial owner intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder with respect to an annual meeting if the stockholder has notified the company of his or her intention to present a proposal at such annual meeting in compliance with Regulation 14A (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the company to solicit proxies for such annual meeting. The company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the company.
Assistance
If you need assistance with voting your proxy or have questions regarding our annual meeting, please contact:

Travis Meyer Director - Investor Relations and Corporate Finance (605) 978-2945	or	Emily Larkin Assistant Corporate Secretary (605) 978-2871
No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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Corporate Governance
Our Board oversees the business of the company. It establishes overall policies and standards for us and reviews the performance of our management. The Board operates pursuant to a set of written Corporate Governance Guidelines that set forth the company’s corporate governance philosophy and the governance policies and practices that the company has established to assist in governing the company and its affiliates. Our Corporate Governance Guidelines can be found on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
We are committed to strong corporate governance. As governance standards have evolved, we have enhanced our governance standards as appropriate to best serve the interests of our stockholders. Our efforts to operate at the highest level of corporate governance have been recognized. In 2013, Forbes recognized us for the third straight time on its list of America’s Most Trustworthy Companies, a distinction awarded, according to Forbes, for transparent accounting and solid corporate governance practices. Our proxy disclosures also have been recognized by Corporate Secretary magazine, as a finalist for Best Proxy Statement in 2012 and 2013, and by Glass Lewis and C-Suite magazine with respect to our say-on-pay disclosures.
We believe that the corporate governance practices we have adopted benefit our stockholders by maintaining appropriate accountability for our company.
What We Do

•	Annual election of all directors.

•	Majority vote standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider.

•	Allow stockholders owning 25 percent of our shares to call a special meeting.

•	Independent board. Our Board is comprised entirely of independent directors, except our chief executive officer.

•	Independent Chairman.

•	Independent Board committees. Each of our Board committees (audit, human resources and nominating and corporate governance) is made up solely of independent directors.

•	Committee authority to retain independent advisors. Each of our Board committees has the authority to retain independent advisors, which will be paid for by the company.

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Code of Conduct and Ethics. We are committed to operating with honesty and integrity and maintaining the highest level of ethical conduct. Our Code of Conduct and Ethics applies to all employees, as well as the Board. We also have a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers concerning financial reporting and other related matters.

•	Robust stock ownership guidelines for executive officers and directors.
What We Don’t Do

•	Poison pill. We do not have a stockholders rights plan or poison pill.

•	Hedging or pledging of company securities. We do not allow our directors, executives or employees to hedge or pledge company securities.

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Corporate political contributions. We do not make corporate contributions to candidates for political office, political parties or committees, or political committees organized for the advancement of political candidates.

•	Supermajority voting. We do not have supermajority voting provisions in our Certificate of Incorporation or Bylaws, except to approve (or amend provisions concerning) business combinations or mergers.

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Corporate Governance

Our Board of Directors
Our Board has eight members. We believe a limited number of directors helps maintain personal and group accountability. Our Board is independent in composition and outlook, led by an independent Chairman and composed of independent directors, other than the Chief Executive Officer, or CEO.
Our individual Board members have varied expertise and bring extensive professional experience from both within and outside our industry. This provides our Board with a vast collective skill set, which is advantageous to the Board’s oversight of our company. While the industry-specific expertise possessed by certain of our Board members is essential, we also benefit from the viewpoints of our directors with expertise outside our industry. These varied perspectives expand the Board’s ability to provide relevant guidance to our business.
Our Board acts as a coherent team and fosters an environment that allows individual insights to contribute to the group consensus. It is focused on long-term company success and maintains an effective dialogue with management through constructive relationships which provide timely and appropriate deliberation.
Each of our Board members has exceeded the stock ownership requirements established by our Corporate Governance Guidelines, has not sold any company stock and continues to hold stock in excess of the ownership requirements. Each member has been recognized as a Governance Fellow by the National Association of Corporate Directors, or NACD, since 2011.
Our Board is actively engaged inside and outside the boardroom. Each Board member has knowledge and insight that provide guidance concerning our business, with particular focus on succession planning, corporate strategy, executive compensation, risk management and operating performance. Our Board members spend time in our service territory interacting with our employees, customers and community leaders. They seek and participate in learning opportunities to stay abreast of the latest industry and corporate governance developments affecting their role as directors.
Most of our Board meetings, including the annual meeting, are held in various locations throughout our service territory. This practice affords several educational opportunities for our Board members, including attending receptions of community leaders and meetings with employees. These opportunities are intended to inform our Board about the communities we serve and the issues, concerns and successes of our employees. We believe holding Board meetings in our service territory also allows our Board to gain a broader understanding of various areas of our company by inviting non-management employees to make presentations to the Board that highlight their work. Our Board meeting agendas regularly include in-depth discussions concerning enterprise risks and different areas of our financial statements.
Our Board considers attendance at meetings and participation by directors in determining continued service on the Board. Attendance and participation is reviewed as part of the Board’s annual self-evaluation process. The Board held 10 meetings in 2013. Each director attended at least 90 percent of the aggregate number of the meetings of the Board and of each committee on which he or she served. At our last annual meeting of stockholders in April 2013, all of the eight director nominees were in attendance.
Following are biographies of our Board members, each of whom is currently serving and has been nominated to serve another one-year term.

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Corporate Governance

Stephen P. Adik Chairman of the Audit Committee Member of the Human Resources Committee Independent Director Since 2004 Age 70

Business Experience
Mr. Adik is the retired Vice Chairman (2001−2003) of NiSource Inc. (NYSE: NI), an electric and natural gas production, transmission and distribution company. Mr. Adik was Senior Executive Vice President and Chief Financial Officer (1998−2001), and Executive Vice President and Chief Financial Officer (1996−1998), of NiSource.

Public Company Directorships Since 2008
American Water Works Company, Inc. (NYSE: AWK), a provider of high-quality water and wastewater services to more than 1,600 communities in the United States and Ontario, Canada (since 2009) (member of audit and finance committees).
Beacon Power (NASDAQ: BCON), a designer and manufacturer of power conversion and sustainable energy storage systems for the distributed generation, renewable energy and backup power markets (2004−November 2010).

Other Current Directorships and Memberships
The Chicago SouthShore and South Bend Railroad, a regional rail carrier serving northwest Indiana.
Dearborn Midwest Conveyor Company, a manufacturer and installer of conveyor equipment for the bulk materials and automotive industries.
Member and president emeritus of the board of the Northwest Indiana Regional Bus Authority.

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Adik is qualified to serve as a Board member because of his 25+ year career in the energy and utility industries, having served on the board and as the chief financial officer for a Fortune 500 utility holding company engaged in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution. Mr. Adik holds an MBA in Finance, is considered financially literate under NYSE rules and qualifies as an audit committee financial expert under SEC rules. Mr. Adik also serves and has in the past served on the boards of other companies in energy- and utility-related industries, which provides him a wide perspective on various issues applicable to the company. During his more than nine-year tenure on our Board, Mr. Adik has gained a good working knowledge of our company that provides efficiency and continuity to our Board. Mr. Adik has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Dorothy M. Bradley Member of the Nominating and Corporate Governance Committee Independent Director Since 2009 Age 67

Business Experience
Ms. Bradley is the retired District Court Administrator for the 18th Judicial Court of Montana (2000−2007). Ms. Bradley was the Director of the University Water Center, an education and research arm of Montana State University (1993−2000); law clerk, hearing master and mediator in the Montana District Court (1983−1990); and served eight terms in the Montana House of Representatives beginning in 1971.

Public Company Directorships Since 2008	None

Other Current Directorships and Memberships	Member of the board of One Montana, a nonprofit organization dedicated to rural and urban collaboration. National Advisor for the American Prairie Foundation.

Qualifications Relative to Service on Our Board
Our Board concluded that Ms. Bradley is qualified to serve as a Board member because of her experience with the Montana judicial and legislative systems and her reputation as a respected civic leader in Montana. During four of her terms in the Montana legislature, she also served on the Montana Legislative Appropriations Committee. Her experience brings to the Board a local perspective on relevant regulatory, political and community issues facing our company in Montana, where we serve approximately two-thirds of the state. Ms. Bradley’s work in the public policy arena also provides valuable background as the company addresses the environmental issues that are facing utility companies today. As one of the newer members of our Board, Ms. Bradley brings a fresh perspective to the Board. Ms. Bradley has been an NACD Governance Fellow since 2011. She has demonstrated her commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. She supplements her skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

E. Linn Draper Jr. Chairman of the Board Independent Director Since 2004 Age 72

Business Experience
Mr. Draper is the retired Chairman, President and Chief Executive Officer of American Electric Power Company (NYSE: AEP), a public utility holding company (1992−2004). Prior to that, he worked for Gulf States Utilities Company, an electric utility company (1979−1992), including serving as its chairman of the board of directors and President and Chief Executive Officer for the last six years of his time there.

Public Company Directorships Since 2008
Alliance Data Systems Corporation (NYSE: ADS), a provider of transaction services, credit services and marketing services (since 2005) (member of human resources committee since 2005 and chairman of that committee since 2009).
Alpha Natural Resources Inc. (NYSE: ANR), a coal producer (since 2004) (member of the human resources committee from 2005 until 2011; member of the safety, health, environment and sustainability committee from 2008 until 2011; and member of the audit, nominating and governance committee since 2011).
TransCanada (NYSE: TRP), a transporter and marketer of natural gas and generator of electric power in Canada and the United States (from 2005 until 2013) (member of the health, safety and environmental committee from 2005 until 2013, chairman of that committee from 2007 until 2013; member of audit committee from 2009 until 2012; member of the human resources committee from 2005 to 2009).
Temple-Inland Inc., a building products and corrugated packaging company (from 2004 until its acquisition by International Paper in February 2012) (served on the human resources committee and as lead director).

Other Current Directorships and Memberships	None

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Draper is qualified to serve as a Board member because of his 12 years of service as chairman of the board and president and chief executive officer of one of the largest electric utilities in the United States and his six additional years of service in those same roles with another electric utility. In addition, Mr. Draper also currently serves or has in the past served on the boards of other companies in energy- and utility-related industries, which provides him a wide perspective on the issues impacting the company today. Mr. Draper’s public board experience spans 11 companies and approximately 80 years of cumulative experience, and he has served on a variety of committees on those boards. Mr. Draper is considered financially literate under NYSE rules. Mr. Draper has gained a good working knowledge of our company during his more than nine-year tenure on our Board that provides efficiency and continuity to our Board. Mr. Draper has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Dana J. Dykhouse Member of the Audit Committee Member of the Nominating and Corporate Governance Committee Independent Director Since 2009 Age 57

Business Experience	Mr. Dykhouse is the Chief Executive Officer of First PREMIER Bank, a regional bank headquartered in Sioux Falls, S.D., with bank locations across eastern South Dakota (since 1995).

Public Company Directorships Since 2008	None

Other Current Directorships and Memberships	Mr. Dykhouse serves in a variety of leadership roles in civic, community and professional organizations in South Dakota.

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Dykhouse is qualified to serve as a Board member because of his reputation as a respected civic, community and professional leader in South Dakota. Mr. Dykhouse has served as chief executive officer of a $1 billion regional bank for 18 years and provides a local perspective on the issues relevant to our service area that spans the eastern one-third of South Dakota. Mr. Dykhouse has 30+ years of experience in the financial services industry and is considered financially literate under NYSE rules. As one of the newer members of our Board, Mr. Dykhouse brings a fresh perspective to the Board. Mr. Dykhouse has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Julia L. Johnson Chairwoman of the Nominating and Corporate Governance Committee Member of the Human Resources Committee Independent Director Since 2004 Age 51

Business Experience
Ms. Johnson is President of NetCommunications, LLC, a strategy consulting firm specializing in the energy, telecommunications and information technology public policy arenas (since 2000). Ms. Johnson was Chairwoman (1997−1999) and Commissioner (1993−1997) of the Florida Public Service Commission.

Public Company Directorships Since 2008
FirstEnergy (NYSE: FE), an electric utility holding company (since 2011 following merger with Allegheny Energy in 2011).
Allegheny Energy (NYSE: AYE), an electric utility holding company (from 2003 until merger with FirstEnergy in 2011) (member of the finance committee and the corporate governance committee)
MasTec, Inc. (NYSE: MTZ), a leading end-to-end voice, video, data and energy infrastructure solution provider (since 2002) (chair of the nominating and governance committee and member of the compensation committee)
American Water Works Company, Inc. (NYSE: AWK), a provider of high-quality water and wastewater services to more than 1,600 communities in the United States and Ontario, Canada (since 2008) (member of the compensation committee and the nominating and governance committee).

Other Current Directorships and Memberships	None

Qualifications Relative to Service on Our Board
Our Board concluded that Ms. Johnson is qualified to serve as a Board member because of her experience in the public utility regulatory arenas, having founded and served more than 10 years as president of a strategy consulting firm specializing in the energy, telecommunications and information technology public policy arenas and her extensive experience working with federal, state and local legislative, regulatory and administrative agencies. Ms. Johnson also served two years as chairwoman and four years as a commissioner on the Florida Public Service Commission. Ms. Johnson currently serves on the boards of three other public companies, one of which is a large investor-owned electric utility holding company, as well a variety of committees on those boards. Her approximately
30+ years of cumulative public company board experience provides her with a broad perspective on the issues facing the company today. Ms. Johnson is financially literate under NYSE rules. Ms. Johnson has gained a good working knowledge of our company during her more than nine-year tenure on our Board that provides efficiency and continuity to our Board. Ms. Johnson has been an NACD Governance Fellow since 2011. She has demonstrated her commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. She supplements her skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Philip L. Maslowe Chairman of the Human Resources Committee Member of the Audit Committee Independent Director Since 2004 Age 67

Business Experience
Mr. Maslowe was the non-executive chairman of the board for AMF Bowling Worldwide, Inc., operators of bowling centers and providers of sporting goods (2002−2004); Executive Vice President and Chief Financial Officer of The Wackenhut Corporation, a security, staffing and privatized prisons corporation (1997−2002); and Executive Vice President and Chief Financial Officer of Kindercare Learning Centers, a provider of learning programs for preschoolers (1993−1997).

Public Company Directorships Since 2008	Delek US Holdings, Inc. (NYSE: DK), a diversified energy business focused on petroleum refining and supply and retail marketing (since 2006) (chairman of the audit committee).

Other Current Directorships and Memberships
United Site Services, a national provider of portable restrooms, temporary fence, storage, erosion control, power sweeping and other services (chairman of the audit committee).
American Media, Inc., a publishing company in the field of celebrity journalism and health and fitness magazines (chairman of the audit committee).
NextMedia Group, Inc., a media company that owns and operates radio stations throughout the United States.

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Maslowe is qualified to serve as a Board member because of the diverse experience he gained over his business career, having served as chief financial officer for a number of national companies, including The Wackenhut Corporation, KinderCare Learning Centers, Thrifty Corporation and The VONS Companies, Inc. Mr. Maslowe also previously served as the non-executive chairman of the board, chairman of the compensation committee and chairman of the audit committee for AMF Bowling Worldwide, Inc.; as director and chairman of the audit committee for Hilex Poly Co., LLC, a manufacturer of plastic bag and film products; as member of the board of managers and human resource committee for Gate Gourmet Group Holding LLC, an airline catering company; as director, chairman of the corporate governance committee and member of the audit committee for Mariner Health Care, Inc., a health care service provider; and director and member of the audit committee for Bruno’s Supermarkets, Inc., a leading supermarket chain in the South.
Mr. Maslowe’s service on a variety of public and private company boards of directors, as well as a variety of committees on those boards, provides him with 30+ years of cumulative board experience and a broad perspective on the issues facing businesses and the company today. Mr. Maslowe is considered financially literate under NYSE rules. Mr. Maslowe has gained a good working knowledge of our company during his more than nine-year tenure on our Board that provides efficiency and continuity to our Board. Mr. Maslowe has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Denton Louis Peoples Member of the Audit Committee Member of the Human Resources Committee Independent Director Since 2006 Age 73

Business Experience
Mr. Peoples is the retired Chief Executive Officer and Vice Chairman of the Board of Orange and Rockland Utilities, Inc., an investor-owned electric and natural gas utility (1994−1999). Mr. Peoples also served as Executive Vice President and was a member of the board of directors of Madison Gas and Electric Company, an investor-owned electric and natural gas utility (1992−1993).

Public Company Directorships Since 2008	None

Other Current Directorships and Memberships
Director of the Center for Clean Air Policy
Director of the Nevada Area Council, Boy Scouts of America
Regional director for the San Francisco Bay Area and Northern Nevada for the Naval War College Foundation
Sponsor of the Aspen Institute Energy Policy Forum
Member of the Stanford University Mechanical Engineering Department Advisory Committee
Trustee of the Boyd Family Foundation.

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Peoples is qualified to serve as a Board member because of his broad expertise in the electric and natural gas energy industries gained during his tenure as chief executive officer and vice chairman of the board of a mid-sized investor-owned utility and executive positions held at other utility or energy-related companies during his 35+ year business career. Mr. Peoples’ utility industry experience also is reflected in past directorships and memberships, including former chairman and member of the New York Power Pool Executive Committee, former chairman of the New York Power Pool Transition Steering Committee to form the New York Independent System Operator, former vice chairman and director of the Energy Association of New York State and the Empire State Electric Energy Research Corporation, former director of the Edison Electric Institute, and former director of the Electric Power Research Institute. Mr. Peoples also is a Registered Professional Engineer and Certified Public Accountant (retired status). Mr. Peoples is considered financially literate under NYSE rules. Mr. Peoples has gained a good working knowledge of our company during his approximately eight-year tenure on our Board that provides efficiency and continuity to our Board. Mr. Peoples has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices.

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Corporate Governance

Robert C. Rowe Director Since 2008 Age 58

Business Experience
Mr. Rowe is the President and CEO of NorthWestern Corporation (since August 2008). Mr. Rowe was co-founder and senior partner at Balhoff, Rowe & Williams, LLC, a specialized national professional services firm providing financial and regulatory advice to clients in the telecommunications and utility industries (January 2005−August 2008). Prior to that, Mr. Rowe was Chairman (2003-2004) and Commissioner (1993-2002) of the Montana Public Service Commission.

Public Company Directorships Since 2008	None

Other Current Directorships and Memberships
Chairman of Western Energy Institute (2012-2013); Co-Chair of the Institute of Electric Innovation, an institute of the Edison Electric Foundation focused on advancing the adoption of innovative and efficient technologies among electric utilities and their technology partners that will transform the power grid.

Qualifications Relative to Service on Our Board
Our Board concluded that Mr. Rowe is qualified to serve as a Board member because of his position as president and chief executive officer of our company and his significant experience in the regulatory and public policy arenas. Mr. Rowe previously founded and was senior partner for three and one-half years in a specialized national professional services firm providing financial and regulatory advice to clients in the telecommunications and energy industries. In addition,
Mr. Rowe previously served 12 years as a commissioner (including two years as chairman) of the Montana Public Service Commission. Mr. Rowe also served a term as president of the National Association of Regulatory Utility Commissioners. Mr. Rowe is financially literate under NYSE rules. Mr. Rowe has been an NACD Governance Fellow since 2011. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with utility and director communities and access to leading practices.

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Corporate Governance

Board Leadership Structure
Our Board has placed the responsibilities of Chairman with an independent member of the Board, which we believe provides optimum accountability between the Board and our management team. We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team. Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and CEO; presiding at Board meetings, executive sessions and stockholder meetings; and serving as an ex-officio member of each Board committee. This delineation of duties allows the CEO to focus his attention on managing the day-to-day business of the company. We believe this structure provides strong leadership for our Board, while positioning our CEO as the leader of the company in the eyes of our customers, employees and other stakeholders.
Executive sessions of the non-employee directors without management in attendance are provided for at each regularly scheduled Board and committee meeting and are chaired, as applicable, by our Chairman or the independent chairperson of the respective committee.
Determination of Independence
A director will be considered independent if he or she qualifies as “independent” under (1) NYSE standards and any applicable laws and (2) he or she (a) has never been an employee of the company or any of its subsidiaries; (b) is not a close relative of any management employee of the company; (c) provides no services to the company, or is not employed by any firm providing major services to the company, other than as a director; and (d) receives no compensation from the company other than director fees and benefits. The Board’s determination of independence is based upon a review of the questionnaires submitted on an annual basis by each director, the company’s relevant business records, publicly available information and the applicable SEC and NYSE requirements.
Based on its review, the Board determined that all of the non-employee directors (Messrs. Adik, Draper, Dykhouse, Maslowe, Peoples and Mses. Bradley and Johnson) are independent as defined in the listing standards noted above. Mr. Rowe is an executive officer of the company and, therefore, is not independent.
Committees of the Board
We have three Board committees composed solely of independent directors, each with a different independent director serving as chairperson of the committee. Our Board committees are: Audit Committee, Human Resources Committee and Nominating and Corporate Governance Committee. We hold our Board committee meetings sequentially (i.e., committee meetings do not overlap with one another). As a result of holding sequential meetings, each of our Board members attends each committee meeting. We believe this practice is highly beneficial to our Board as a whole and the company in general because each of our Board members is aware of the detailed work conducted by each Board committee. This practice also affords each of our Board members the opportunity to provide input to the committee members before any conclusions are reached.
The following table shows the committees on which our Board members serve and the number of meetings held in 2013 for each committee.

Director	Audit Committee	Human Resources Committee	Nominating and Corporate Governance Committee
E. Linn Draper Jr., Chairman of the Board
Stephen P. Adik	IC	I
Dorothy M. Bradley			I
Dana J. Dykhouse	I		I
Julia L. Johnson		I	IC
Philip L. Maslowe	I	IC
Denton Louis Peoples	I	I
Robert C. Rowe				I = Independent
Number of Meetings in 2013	5	6	4	C = Chairperson

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Corporate Governance

The general functions of the committees are set forth in the following paragraphs. Each of these committees has a written charter that can be found on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
Audit Committee
Our Audit Committee assists the Board in fulfilling its responsibilities for oversight of (1) the company’s accounting and financial reporting processes, (2) the audits and integrity of the company’s financial statements, (3) the company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, (5) the performance of the company’s internal audit function and independent auditors, (6) preparation of the Audit Committee reports that the rules of the SEC require to be included in the company’s annual proxy statement, (7) significant financings and dividend policy and dividend payment recommendations; and (8) such other duties as directed by the Board.
The Board determined that Audit Committee Chairman Adik qualifies as an audit committee financial expert under the applicable SEC regulations and that each member of the Audit Committee is independent and financially literate within the meaning of the listing standards of the NYSE.
Human Resources Committee
Our Human Resources Committee, or HR Committee, acts on behalf of and with the concurrence of the Board with respect to compensation, benefits and other employment matters for executives; stock-based compensation plans for employees; the election and appointment of executive officers and other officers; the assessment of the performance of the CEO; and the compensation of non-employee members of the Board. Our HR Committee has delegated the administration of our executive compensation and benefits plans to our Compensation and Benefits Department.
Each member of our HR Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act, and independent under the standards of the NYSE.
The HR Committee has directly retained Towers Watson as its independent, external compensation consultant for the last several years. Towers Watson is an independent consulting firm that provides services in the areas of executive compensation and benefits and has specific expertise in evaluating compensation in the utility industry. Towers Watson reports directly to the HR Committee and, at the HR Committee’s request, provides an annual evaluation and analysis of trends in both executive compensation and director compensation. Towers Watson also evaluates other compensation issues at the direct request of the HR Committee.
In accordance with NYSE requirements approved by the SEC in 2013, the HR Committee evaluated the following six factors to assess independence and conflicts of interest before it engaged Towers Watson to do work in 2014:

1.	The provision of other services to the company by Towers Watson.

2.	The amount of fees received from the company by Towers Watson, as a percentage of the firm's total revenues.

3.	The policies or procedures of Towers Watson that are designed to prevent conflicts of interest.

4.	Any business or personal relationship of a member of the HR Committee with the regular members of the Towers Watson executive compensation team serving the company.

5.	Any stock of the company owned by the regular members of the Towers Watson executive compensation team serving the company.

6.	Any business or personal relationships between the executive officers of the company and the regular members of the Towers Watson executive compensation team serving the company.

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Corporate Governance

The HR Committee also obtained a representation letter from Towers Watson addressing these six factors and certain other matters related to its independence. Based on the HR Committee’s evaluation of these factors and the representations from Towers Watson, the HR Committee concluded that Towers Watson is an independent adviser and has no conflicts of interest with us.
As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the HR Committee also considers input on executive compensation from our CEO and Chief Financial Officer, or CFO.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee, or NCG Committee, is comprised of independent directors and assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance principles. Further, the NCG Committee reviews and oversees our position on (1) corporate social responsibilities and (2) public policy issues that significantly affect us, our stockholders, our customers and our other key stakeholders.
Our NCG Committee evaluates each director candidate to determine whether such candidate should be recommended to the Board as a director nominee. In considering new individuals for nomination as directors, the NCG Committee typically solicits recommendations from its current directors and is authorized to engage third-party advisers, including search firms, to assist in the identification and evaluation of candidates.
Our NCG Committee also has the responsibility for considering nominees for directors properly recommended by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders must notify our Corporate Secretary in writing not less than 90 days and no more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. The stockholder’s written notice must include information about each proposed nominee, including name, age, business address, principal occupation and other information required in proxy solicitations. The nomination notice also must include the nominating stockholder’s name and address, the number of shares of our common stock beneficially owned by the stockholder and any arrangements or understandings between the nominee and the stockholder. The stockholder also must furnish a statement from the nominee indicating that the nominee wishes and is able to serve as a director. The manner in which the NCG Committee evaluates candidates recommended by stockholders is generally the same as candidates from other sources. However, the NCG Committee also will seek and consider information concerning the relationship between the recommending stockholder and the candidate to determine if the candidate can represent the interests of all of the stockholders. The NCG Committee will not evaluate a candidate recommended by a stockholder unless the stockholder notice states that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service publicly disclosed by NorthWestern and to provide all of the information required to conduct an evaluation.
Code of Conduct
Our Board adopted a Code of Conduct and Ethics, or Code of Conduct, and reviews it annually. Our Code of Conduct embodies the standards that form our culture and sets forth expectations of conduct for all of our officers, directors and employees and those of our subsidiary companies, including all full- and part-time employees and certain persons that provide services on our behalf. Our Code of Conduct focuses on our corporate vision, mission and values through its Compliance through SERVICE theme. You may review our Code of Conduct on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance. We intend to post on our website any amendments to, or waivers from, our Code of Conduct. In addition, our Board adopted a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to our principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions), which includes complaint procedures that specifically apply to this separate code. Our Board also annually reviews this separate code of ethics, which is available on our website at the location noted above. We intend to post on our website any amendments to, or waivers from, this special code of ethics.

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Corporate Governance

Risk Oversight of the Company
Our Audit Committee is primarily responsible for overseeing the company’s risk management processes on behalf of the full Board by monitoring company processes for management’s identification and control of key strategic, operational, financial, regulatory and compliance risks. The Audit Committee receives reports from management at least quarterly regarding the company’s assessment of risks. The HR Committee oversees risks in compensation plans, and the NCG Committee oversees risks in corporate governance and social responsibilities including environmental, health and safety matters. In addition, the Audit Committee reports regularly to the full Board, which also considers the company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the company and review the corporate risk appetite in evaluating strategic alternatives. While the Board oversees the company’s risk management, our CEO and executive Enterprise Risk Management Committee act to ensure that our enterprise risk management and business continuity programs, or ERM, achieve their objectives. While management is responsible for the day-to-day risk management processes, we have structured our ERM reporting relationship through our Chief Audit and Compliance Officer who reports functionally to the Audit Committee. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.
Transactions with Related Persons
Our Audit Committee has adopted a written Related Persons Transaction Policy. The policy requires that any related person transaction be reviewed and approved by the Audit Committee based on its consideration of all available relevant facts and circumstances. The Audit Committee should approve a related person transaction only if it determines in good faith that such transaction is in, or is consistent with, the best interests of the company and its stockholders.
Under the policy, a “related person” is an officer, director, director nominee, or five percent or more stockholder of the company, as well as any immediate family member of such individuals or any entity which is owned or controlled by any of such individuals; and a “related person transaction” is a transaction involving (1) the company, (2) a related person and (3) an aggregate annual amount in excess of $120,000.
The policy also provides ratification procedures for approval of transactions that have been commenced or consummated prior to any knowledge of the involvement of a related person and for the annual review of ongoing related person transactions to ensure that such transactions continue to remain in the best interests of the company and its stockholders.
No material related person transactions were identified during 2013. The policy is available on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
Hedging and Pledging Our Securities
Our Insider Trading Policy prohibits our directors and employees from engaging in transactions involving our securities and hedging, monetization or publicly traded options. The Insider Trading Policy also prohibits our directors and employees from pledging any of our securities as collateral for a loan, unless pre-cleared by the insider trading compliance officer. None of our directors or executive officers has pledged any of our securities as collateral for a loan. The Insider Trading Policy can be found on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
Political Contributions Policy
As a public utility, we are subject to various laws and regulations at the federal, state and local levels; and changes to these laws can affect our business, employees, communities and stockholders. Accordingly, we are committed to being an active and responsible corporate citizen.
We use our resources, through legally permissible participation in the political process, to advance matters of public policy that are consistent with our values, our legal obligations and our Code of Conduct. We also encourage our employees to be active in civic and community activities, including by participating in the political and democratic process.

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Corporate Governance

We have a formal political contributions policy. We do not make and our policy prohibits corporate contributions to candidates for political office, political parties or committees, or political committees organized for the advancement of political candidates, whether federal, state, or local.
On the other hand, state and local ballot initiatives and referenda on important policy issues have the potential to impact our business and our stakeholders. Accordingly, the policy permits corporate contributions in connection with such matters, as well as lobbying efforts and contributions to trade and local associations. Finally, the policy allows individual employees to make personal contributions to political action committees. The full policy is available on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
Communications with Our Board
Communications by an interested party to our Board, including our Chairman and the independent directors, individually or as a group, should be addressed to our Corporate Secretary at NorthWestern Corporation, 3010 W. 69th Street, Sioux Falls, SD 57108. The Corporate Secretary will forward directly to the Board any communication received.
Audit Committee Report
Our Audit Committee assists the Board in fulfilling its responsibilities for oversight of (1) the company’s accounting and financial reporting processes, (2) the audits and integrity of the company’s financial statements, (3) the company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, (5) the performance of the company’s internal audit function and independent auditors, (6) preparation of the Audit Committee reports that the rules of the SEC require to be included in the company’s annual proxy statement, (7) significant financings and dividend policy and dividend payment recommendations and (8) such other duties as directed by the Board. The Audit Committee operates pursuant to a charter that is reviewed annually and was last amended in October 2010, a copy of which is available on NorthWestern’s website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
In the performance of the Audit Committee’s oversight function, and in connection with the December 31, 2013, financial statements, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee has discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP, or Deloitte, our independent registered public accounting firm, required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence; and the Audit Committee has discussed with Deloitte the firm’s independence. The compatibility of non-audit services was considered with the auditor’s independence.
Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC.
Audit Committee
Stephen P. Adik, Chairman
Dana J. Dykhouse
Philip L. Maslowe
Denton Louis Peoples

23

Compensation Discussion and Analysis
The Compensation Discussion and Analysis, or CD&A, describes our compensation program, including the rationale and processes used to determine the 2013 compensation of our executive officers. This includes the objectives and specific elements of our compensation program, including cash compensation, equity compensation and post-termination compensation. This CD&A, which may include forward-looking statements, should be read together with the compensation tables and related disclosures that follow this section.
The CD&A is organized into the following sections:

•	Executive Summary;

•	Governance of Our Executive Compensation Programs;

•	Targeted Overall Compensation and Competitive Analysis;

•	Components of Executive Compensation;

•	2013 Compensation; and

•	Other Compensation Policies.
In our CD&A, the term

•
“Named executive officer” means the CEO, CFO and the three most highly compensated officers, other than the CEO and CFO, who were serving as executive officers at the end of 2013. For 2013, our named executive officers include the following individuals:

•	Robert C. Rowe, President and Chief Executive Officer;

•	Brian B. Bird, Vice President and Chief Financial Officer;

•	Heather H. Grahame, Vice President and General Counsel;

•	Curtis T. Pohl, Vice President-Distribution; and

•	Kendall G. Kliewer, Vice President and Controller Human Resources.

•
“Executive officer” means the named executive officers and other executives responsible for company  policy, strategy and operations. For 2013, there were nine executive officers serving on our executive team.

Executive Summary
In 2013, we continued to show strong operating results, which have translated into returns for our stockholders.

•	From 2009 to 2013, our GAAP net income has grown from $73.4 million to $94.0 million.

•
Although our GAAP net income declined from $98.4 million in 2012 to $94.0 million in 2013, our 2012 results included a total one-time after tax net gain of $14.7 million, consisting of a $47.9 million ($29.5 million after-tax) gain relating to a favorable arbitration ruling associated with our dispute with Colstrip Energy Limited Partnership, or CELP, partially offset by the charge of approximately $24.0 million ($14.8 million after tax) we recorded in 2012 in connection with abandonment of our Mountain States Transmission Intertie, or MSTI, project.

•
For the five-year period ending in 2013, our TSR was 133.0 percent, a return that outperformed the S&P 500 index (128.2 percent) and significantly outperformed the S&P utility index (62.3 percent) over that same time period.

•	Our return on average equity, or ROAE, has averaged 10.2 percent over the last five years.

•	For 2013, our total stockholder return, or TSR, was 29.5 percent, which was more than twice that of the industry as a whole (S&P utility index 13.2 percent).

24

Compensation Discussion and Analysis

•	In 2013, we paid an annual dividend of $1.52 per share, which provided a dividend yield of approximately 3.5 percent.

•
In 2013, we achieved our best ever safety performance and customer satisfaction results. Our safety performance placed us in the top quartile, and our customer satisfaction rating, as measured by JD Power, improved significantly over 2012. We also achieved top quartile reliability in South Dakota and second quartile reliability in Montana, for overall reliability in the second quartile.

Along with this strong performance, the overall compensation of our executives ranks near the bottom of our peer group. In summary:

•
Our named executive officers had an average compensation that was less than all but two of the companies in our peer group, with our average compensation per named executive officer of approximately $752,000 versus our peer group median average compensation per named executive officer of approximately $1.2 million.

•	For 2012, our CEO’s total compensation was approximately 63 percent of the median total compensation of CEOs in our peer group.
Relative to our peers, we are providing strong financial results, with our TSR over the past one- and three-year periods in the top quartile. Meanwhile, our CEO pay has been among the lowest in our peer group, ranking third lowest over the same periods. Later in this CD&A, we provide additional details concerning (1) the compensation of our executives in comparison to our peers as summarized above, (2) the graphics below, and (3) the members of our peer group.

3-YEAR
3rd Lowest CEO Pay	4th Highest TSR
of Peers	of Peers

70.1%
NorthWestern
57.4%
Peer
Avg.
37.5%
S&P
Utility

1-YEAR
3rd Lowest CEO Pay	3rd Highest TSR
of Peers	of Peers

29.5%
NorthWestern
23.3%
Peer
Avg.
13.2%
S&P
Utility

25

Compensation Discussion & Analysis

An investment in our stock of $100 at the beginning of 2013 would have turned into $129.50 by the end of 2013. These results we achieved for our stockholders are consistent with the results obtained under our incentive plans. With respect to our annual incentive plan for 2013, our financial results combined with the results of our reliability and safety goals resulted in a 108 percent funding of our annual incentive target for 2013. The grants of long-term performance-based restricted shares that were made in 2011 vested on December 31, 2013. The performance measures associated with those grants were measured over a three-year vesting period and were tied to net income growth, ROAE and TSR. The company had solid results for these financial metrics over the three-year vesting period, attaining 7.2 percent average
RESULT OF INVESTING $100 IN NORTHWESTERN STOCK FOR 2012

net income growth, 10.5 percent ROAE, and 63.2 percent TSR. Our TSR ranked 4th when compared with our 16-member peer group of us and 15 other companies. Our peer group is summarized on page 33 of this proxy statement. Based on the terms of the 2011 grants and the performance measure matrix, the awards paid out at 92.5 percent of target.

The charts below illustrate the directional relationship between the compensation of our CEO and company performance over a five-year period based on the three performance metrics utilized in our performance units.

5-YEAR CEO PAY ALIGNMENT
VS. NET INCOME	VS. TSR

VS. ROAE
Net Income is stated in millions and for 2012 included a total one-time after tax net gain of $14.7 million related to the CELP and MSTI matters described above. TSR illustrates the growth of $100 invested in our common stock on December 31, 2008, assuming reinvestment of dividends. CEO Compensation is total compensation (excluding change in pension value) as published in the proxy statement Summary Compensation Table. Current CEO joined us in August 2008. In 2009, in recognition of the general economy, none of the executive team received an increase in base pay; similarly, in 2010 the CEO and the CFO did not receive an increase in base pay. In 2011, 2012 and 2013, the CEO received the same adjustment to base pay for which other non-represented employees were eligible. In 2009, the CEO received a partial annual incentive for 2008; in subsequent years, he received an annual incentive based on the Board-approved formula. The CEO first received a long-term stock-based incentive in 2012 (for the 2009-2011 plan), and has participated in the plan since then.

26

Compensation Discussion and Analysis

The following chart shows the total return on an investment made on December 31, 2010, through December 31, 2013. The chart also compares our stock price performance with (1) the S&P 500, (2) our peer group that was used for the performance-based awards made in 2011, and (3) our current peer group that was used for the performance-based awards made in 2013, which is described on page 33 of this proxy statement. The period represented in the chart is approximately the same as the performance period for the performance-based restricted shares that were granted in 2011 and that vested on December 31, 2013. Total return is computed assuming reinvestment of dividends.

3-YEAR TSR

Source: SNL Financial LC
We consider our executive compensation program to be instrumental in helping us achieve our business objectives and effective in rewarding our executive officers for their role in achieving strong financial and operational performance. Based on our performance and our compensation outcomes, we are requesting your support of Proposal No. 4 — Advisory Vote to Approve Named Executive Officer Compensation.
Our overarching philosophy concerning executive compensation is that it should be structured to be market competitive and to align the long-term interests of our executives, our stockholders and our customers so that the compensation appropriately reflects performance in achieving financial and non-financial operating objectives. In order to live up to our philosophy, we believe that a significant portion of an executive’s compensation should be “at risk” in the form of performance-based incentive awards that are paid, if earned, as a result of individual and company performance.
Our executive compensation program is designed to:

•	Attract and retain a high-quality executive team by providing competitive compensation and benefits that reflect our financial and operational size;

•	Reward executives for both individual and company performance (based on financial, reliability, customer care and safety metrics) through performance-based, at-risk compensation; and

•	Maximize long-term stockholder value by putting a significant emphasis on:

•	financial performance, reliability, safety, and customer satisfaction; and

•	annual and long-term at-risk, performance-based compensation.

27

Compensation Discussion & Analysis

Compensation Practices
Our executive compensation program accomplishes our goals by incorporating certain compensation practices while avoiding other, more problematic or controversial compensation practices.
What We Do

•	Place a significant portion of executive compensation at risk in the form of incentive awards that are paid, if earned, based on continuing annual individual and company performance.

•	Utilize multiple performance metrics for long-term incentive awards that align executive and stockholder interests.

•	Target executive compensation around the median of our peers, while also considering trade area economics, turn-over, tenure, experience and other factors.
What We Don’t Do

•	Use employment or golden parachute agreements.

•
Provide change in control payments exceeding three times base salary and target bonus. Our only change in control provision appears in the NorthWestern Corporation Amended and Restated 2005 Long-Term Incentive Plan, or 2005 Plan, and provides for the immediate vesting or cash payment of any unvested equity awards upon a change in control.

•	Grant stock options. No stock options are currently outstanding and none have been issued under our 2005 Plan.

•	Allow option repricing or liberal share recycling. Each of these compensation practices are expressly prohibited under our 2005 Plan.

•	Promise multi-year guarantees for salary increases.

•	Provide perquisites for executives that differ materially from those available to employees generally.

•
Maintain non-performance-based top hat plan or separate retirement plan available only to our executive officers. We do maintain a performance-based executive retirement / retention program, with five-year cliff vesting and a five-year payout period after the recipient’s separation from service.

•	Pay tax gross-ups to our named executive officers.

•	Pay dividends or dividend equivalents paid on unvested performance shares or units.
Compensation Components
For 2013, our executive compensation package included the same components as in 2012 — base salary, annual non-equity incentive awards, long-term incentive stock awards, pension contributions (for eligible executives) and certain other compensation. The annual incentive awards were performance-based and utilized financial and operational measures and were issued under our annual incentive plan. The long-term incentive stock awards were issued under our 2005 Plan, targeted multi-year financial performance goals and consisted of two components. The first component was an award of performance units that cliff vest after a three-year performance period tied 50 percent to TSR (relative to our peer group) and 50 percent to net income growth and ROAE. The second component was an award of executive retirement / retention program, or ERRP, restricted share units that also contain performance-based elements. The HR Committee designed and implemented the ERRP in 2011 to bring our long-term incentive compensation more in line with our peers and solidify the alignment of the long-term interests of our executives and stockholders. The ERRP restricted share units cliff vest after a five-year performance period that is tied to net income and, if earned, will be paid out over a five-year period after the executive separates from service with the company. With respect to the ERRP restricted share units, our HR Committee has attempted to encourage and promote retention, provide retirement benefits and incentivize our executives to focus on our long-term performance and results, particularly because the ERRP restricted share units do not pay until after the recipient leaves the service of the company, and even then is paid out over a five-year period. Unlike many other companies, we do not offer a non-performance-based supplemental executive retirement plan.

28

Compensation Discussion and Analysis

Pay for Performance
Our HR Committee has designed our compensation program to align pay with our performance in relation to both the performance of our peers and the value we bring to our stockholders. The following pay for performance charts and tables reflect relative values for CEO pay and TSR of our peers that are expressed as a percentage of the highest value in the category. Datapoints within the highlighted pay-for-performance alignment band reflect a strong correlation between pay and performance. Datapoints to the left and above the band suggest lower pay for higher performance; while those to the right and below the band suggest higher pay for lower performance. The charts and tables below demonstrate that our CEO is generally being compensated at a lower level than the CEOs of our peers, while leading strong performance for stockholders relative to our peers over the past three years.

CEO PAY FOR PERFORMANCE VS. PEERS
1-YEAR	3-YEAR

Relative 1-Year CEO Pay*		Relative 1-Year TSR*		Relative 3-Year CEO Pay*		Relative 3-Year TSR*
PNM Resources Inc.	100%	Black Hills Corporation	100%	Great Plains Energy	100%	PNM Resources Inc.	100%
Cleco Corporation	95%	UNS Energy Corporation	94%	PNM Resources Inc.	91%	Black Hills Corporation	95%
Great Plains Energy	90%	NorthWestern Corporation	60%	Cleco Corporation	90%	UNS Energy Corporation	87%
Vectren Corporation	81%	ALLETE, Inc.	54%	Westar Energy, Inc.	89%	NorthWestern Corporation	68%
Black Hills Corporation	63%	Vectren Corporation	53%	El Paso Electric Co.	72%	Cleco Corporation	65%
UIL Holdings Corporation	62%	Great Plains Energy	49%	Vectren Corporation	69%	Vectren Corporation	59%
IDACORP, Inc.	61%	IDACORP, Inc.	48%	Avista Corp.	67%	Portland General Electric	55%
Avista Corp.	61%	Avista Corp.	45%	UIL Holdings Corporation	66%	IDACORP, Inc.	53%
Westar Energy, Inc.	57%	PNM Resources Inc.	43%	IDACORP, Inc.	62%	ALLETE, Inc.	51%
UNS Energy Corporation	56%	Cleco Corporation	41%	UNS Energy Corporation	58%	UIL Holdings Corporation	48%
Portland General Electric	52%	Westar Energy, Inc.	35%	Black Hills Corporation	57%	MGE Energy Inc.	47%
El Paso Electric Co.	41%	MGE Energy Inc.	34%	Portland General Electric	50%	Westar Energy, Inc.	45%
ALLETE, Inc.	37%	Empire District Electric	34%	ALLETE, Inc.	31%	Avista Corp.	42%
NorthWestern Corporation	35%	Portland General Electric	30%	NorthWestern Corporation	36%	Great Plains Energy	40%
MGE Energy Inc.	27%	El Paso Electric Co.	27%	MGE Energy Inc.	27%	El Paso Electric Co.	38%
Empire District Electric	16%	UIL Holdings Corporation	27%	Empire District Electric	18%	Empire District Electric	13%

* Expressed as a percentage of the highest value in the category.
Source: CEO Pay is the 2012 total compensation (excluding change in pension value) as published in the 2013 proxy statement Summary Compensation Table for each respective company. We excluded change in pension value because its inclusion could lead to inconsistent comparisons from company to company based upon differing pension plan provisions, length of employee tenure and other factors. Total Stockholder Return is as published in the Edison Electric Institute Index Rankings for the one- and three-year periods ended December 31, 2013.

We currently have nine members on our executive team, as do four of our 15 peers; while eight of our peers have larger executive teams of 10 or more members, and three of our peers have fewer than nine executive officers. We believe that having a relatively small executive team creates efficiencies and a stronger team that is more effective as a group.

29

Compensation Discussion & Analysis

As with our CEO’s total compensation package, the total compensation provided to our named executive officers, as a group, relative to our peers also demonstrates a strong pay for performance alignment for our stockholders. As shown in the following charts, our named executive officer group lags the median total compensation provided to our peer group named executive officers. The summary also depicts that the multiple of our CEO’s compensation compared with our next most highly compensated named executive officer is significantly less than our peer group median.

NAMED EXECUTIVE OFFICER PAY VS. PEERS	PAY MULTIPLE OF CEO TO SECOND HIGHEST PAID NAMED EXECUTIVE OFFICER

$7
$6
$5
$4
$3
$2
$1
$0
(in millions)
CEO
2008
2009
2010
2011
2012
Total NorthWestern NEO Pay
Total Median Peer Group NEO Pay

1.50x
2.03x
1.95x
1.99x
1.66x
1.99x
1.86x
2.02x
1.85x
2.18x
2008
2009
2010
2011
2012
NW Multiple
Peer Multiple

Source: 2012 total compensation (excluding change in pension value) as published in the 2013 proxy statement summary compensation table for each respective company. We excluded change in pension value because its inclusion could lead to inconsistent comparisons from company to company based upon differing pension plan provisions, length of employee tenure and other factors.

Say-on-Pay Results
At our annual meeting in 2013, we asked our stockholders to approve, on an advisory basis, a “say-on-pay” resolution regarding the compensation of our named executive officers as disclosed in the proxy statement for that meeting. Our say-on-pay resolution and the 2012 compensation of our named executive officers was approved by 94.4 percent of the shares present and entitled to vote on the matter.
The HR Committee and the full Board reviewed the voting results received at the 2013 annual meeting concerning our say-on-pay resolution and have taken the results into account when establishing compensation for the named executive officers for 2014. The HR Committee believes these results affirm our stockholders’ support of the company’s approach to executive compensation. Thus, we believe our executive compensation programs appropriately align the long-term interests of management and our stockholders.
Governance of Our Executive Compensation Program
HR Committee
The HR Committee, composed solely of independent directors, acts on behalf of and with the concurrence of the Board with respect to compensation, benefits and other employment matters for executives; stock-based compensation plans for employees; the election and appointment of executive officers and other officers; the assessment of the performance of the CEO; and the compensation of non-employee members of the Board. The HR Committee considers several factors including but not limited to (1) the desire to align management (and employee) interests with those of stockholders and customers, (2) the desire to link management pay to both annual and long-term performance, (3) the need to attract talent from both within and outside the utility industry, (4) economic circumstances including turnover and retention considerations, (5) pay for performance (financial and operational) in all areas of compensation, and (6) executives participate in same base plans available to all non-union employees, with no additional perquisites — all of which ultimately influence our executive compensation program.

30

Compensation Discussion and Analysis

Compensation Consultant
In its governance of our executive compensation program, the HR Committee works with an independent compensation consultant, Towers Watson, and, to a lesser extent, our CEO and CFO. Towers Watson, who reports directly to and is retained directly by the HR Committee, advises the HR Committee on an ongoing basis with regard to the general competitive landscape and trends in compensation and executive and director compensation matters, including (1) competitive analysis, (2) incentive plan design, (3) updates on trends in executive and director compensation, (4) peer group composition and (5) handling other matters requested by the HR Committee. A Towers Watson representative attends meetings of the HR Committee as necessary and communicates directly with the chairman of the HR Committee.
Decision-Making Process and Role of Executive Officers
The HR Committee works with its compensation consultant to analyze competitive market data to determine appropriate base salary levels, annual incentive target levels and long-term incentive target levels for all of our executive officers. With respect to our CEO’s compensation, the HR Committee conducts an annual performance assessment of the CEO and determines appropriate adjustments to all elements of his total compensation based on individual and company performance, taking into consideration our CEO’s preference to have a larger percentage of his pay be “at risk” in the form of performance-based compensation and his overall compensation to be below the median of his peers. For the other executive officers, the CEO and CFO make recommendations to the HR Committee for all elements of compensation based on individual performance, market data from our peer group and published survey data. The HR Committee reviews, discusses, modifies and approves, as appropriate, these compensation recommendations. The HR Committee recommends both CEO and executive officer compensation to the Board for approval. The CEO is not a member of the HR Committee and does not vote on Board matters concerning executive compensation.
Targeted Overall Compensation and Competitive Analysis
Compensation Philosophy
We target base salary, annual cash incentive awards and long-term equity grants, as well as total compensation, to be market competitive for our executive officers. However, because comparative data is one of several tools that are used in determining executive officer compensation, competitiveness of compensation may fluctuate based on:

•	The level of achievement of our pre-established performance goals;

•	Our TSR compared against our peer group;

•	Individual performance and scope of job responsibilities;

•	Internal equity considerations;

•	Market competitiveness and internal executive turnover; and

•	The executive’s industry and position experience and tenure.
In order to appropriately align the long-term interests of our executives, our stockholders and customers, we structure our executive compensation to have a significant component that places a substantial percentage of an executive’s compensation “at risk” in the form of performance-based incentive awards. Our HR Committee and Board establish metrics for our performance based incentive awards that, in general, are more difficult to achieve than our peers, based on an analysis our independent compensation consultant conducted. Such a structure influences our executive officers to focus on both short- and long-term performance and provides a reward to our executives, our stockholders and our customers when we achieve our financial and non-financial operating objectives.

31

Compensation Discussion & Analysis

The target compensation mix for our named executive officers changed in 2013 from 2012. As part of the overall compensation package for our named executive officers in 2013, our HR Committee increased the targeted long-term incentive opportunity as described below in the 2013 Performance Unit Grants section. In addition, for one of our named executive officers (and the other executive officers) the HR Committee increased slightly the annual incentive target opportunity, as described in the Annual Cash Incentive Awards section below.
The result of these changes to the target compensation mix was an increase in the percentage of at-risk compensation for all of our named executive officers to 60 percent from 58 percent, as illustrated by the graphic to the right.
AVERAGE NAMED EXECUTIVE OFFICER PAY MIX

For our CEO, 67 percent of the overall targeted compensation (base salary and targeted annual and long-term incentives) relates to performance-based incentive awards. For our named executive officers other than the CEO, that percentage averages 52 percent. The charts below depict the target total compensation mix for our CEO and the average of our other named executive officers.

CEO PAY MIX	OTHER NAMED EXECUTIVE OFFICER AVERAGE PAY MIX

SHORT-TERM INCENTIVES
LONG-TERM INCENTIVES
Salary
33%
33%
Long-Term Incentive Program
2013
Executive Retirement / Retention Program
Annual Cash Incentive
8%
26%
PERFORMANCE-BASED COMPENSATION

SHORT-TERM INCENTIVES
LONG-TERM INCENTIVES
Salary
48%
2013
Long-Term Incentive Program
27%
Executive Retirement / Retention Program
5%
Annual Cash Incentive
20%
PERFORMANCE-BASED COMPENSATION

Charts represent target level for each component of compensation.
Compensation Consultant Data and Analysis
As a component of the HR Committee’s review of executive compensation matters, Towers Watson provides an analysis of the pay levels of a peer group, as well as published survey data that focuses on the energy and utility industry, which is size-adjusted based on our revenues for appropriate market comparison. For 2013, the published survey data included the Towers Watson Compensation DataBank, William M. Mercer’s Executive Benchmark Database and Towers Watson Survey Report on Top Management Compensation. The peer group data is a primary basis for setting compensation for our CEO and CFO because these positions are common among our peers. Both the peer group and survey data are analyzed and considered in setting compensation levels for the remaining named executive officers because these positions or division of responsibilities may not be common among each of our peers.
The HR Committee, in consultation with Towers Watson, periodically examines our peer group to determine whether the members continue to meet the criteria for inclusion. Our peer group was selected based on the following criteria: (1) a market capitalization of less than $3 billion, (2) total revenue between $100 million

32

Compensation Discussion and Analysis

and $5 billion and (3) energy-related revenue of at least 75 percent of total revenue. In addition, peer group companies either must be located near our existing service territory or have both electric and gas customers.
For 2013, we removed one company from our peer group because it was acquired by another company. Our peer group for 2013 consisted of us and the following entities:

ALLETE, Inc.	Empire District Electric Company	Portland General Electric Company
Avista Corp	Great Plains Energy Incorporated	UIL Holdings Corporation
Black Hills Corporation	IDACORP, Inc.	UNS Energy Corporation
Cleco Corporation	MGE Energy Inc.	Vectren Corporation
El Paso Electric Co.	PNM Resources Inc.	Westar Energy, Inc.
As a reference in determining compensation for our executive officers, the HR Committee considers the total compensation paid to each of our executive officers relative to our peer companies. This provides an additional perspective to complement the position-specific analysis that the HR Committee considers.
For long-term incentive purposes, Towers Watson performs its analysis using the published survey data and focuses on companies in the energy services industry, specifically with annual revenues less than $3 billion. The HR Committee considers the responsibilities of the job performed by each of our executive officers and his or her performance, and adjusts each executive’s targeted compensation amounts accordingly. As discussed in more detail below, internal comparison with other officer positions also is considered.

In addition to these efforts, Towers Watson prepares an analysis of market data compiled from the Towers Watson Compensation DataBank for energy services executives. The analysis examines the target direct compensation opportunity for energy services executives, including base salary, target annual incentives and the expected value of long-term incentives. Using regression analysis, Towers Watson size-adjusts the data to reflect our revenue scope.
Based upon Towers Watson’s analysis and as illustrated in the chart below, the direct compensation opportunity for our highest-paid employees is below the market median of the direct compensation opportunity for the highest-paid employees for energy services companies. For the top five highest-paid employees, our employees’ compensation opportunity is 63 percent of the median; while our top 10, 15 and 20 highest-paid employees have a compensation opportunity that is 69 percent, 68 percent and 68 percent, respectively, of the median.
AGGREGATE COMPENSATION OPPORTUNITY FOR HIGHEST-PAID EMPLOYEES

$12
$10
$8
$6
$4
$2
$0
Total Direct Compensation
(in millions)
Top 5
Top 10
Top 15
Top 20
Highest Paid Employees
NorthWestern
Market Median*

*Top 5 is based on 2013 proxy data of energy services companies. Top 10, Top 15 and Top 20 are based on a survey of energy services companies completed by Towers Watson. Values exclude any change in pension value.

We also conducted a separate analysis of the 2012 executive compensation of the 15 other companies in our peer group. This internal analysis, which was based on proxy data, examined base salary, bonus, other annual compensation, equity awards and non-equity incentive plan compensation (and excluded change in pension value). Using this analysis, our named executive officers had an average compensation that was less than all but two of the companies in our peer group, with an average compensation per named executive officer of approximately $752,000 versus the average compensation per named executive officer of the median of our peer group of approximately $1.2 million. For 2012, our CEO’s total compensation was approximately 63 percent of the median total compensation of CEOs in our peer group.
These analyses demonstrate that, on average, we currently are below the middle of the competitive range. We also are cognizant of prevailing economic conditions, internal pay equity and executive turnover, which our HR Committee takes into account when determining executive compensation.

33

Compensation Discussion & Analysis

Internal Pay Equity and Wealth Accumulation
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and the HR Committee monitors the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. In 2013, the HR Committee reviewed a comparison of CEO pay (base salary and incentive compensation) to the pay of all our employees. The targeted compensation for our CEO in 2013, excluding benefits, was approximately 22 times the median pay of our full-time employees.
The HR Committee reviews annually all of the elements of total compensation paid to each executive officer during the prior five-year period, including base salaries, annual cash incentive bonuses, the value of long-term incentive awards and any special payments made to an individual executive. The HR Committee also reviews the projected value of each executive officer’s accumulated equity grants over the subsequent five-year period based upon various stock appreciation and “stay to normal retirement” scenarios. This is done to analyze not only the amount of compensation each executive officer has accumulated to date, but also to better understand how current equity grants may affect the amount of wealth the executive officers accumulate in the future.
Components of Executive Compensation for 2013
The primary components of total compensation for our executive officers for 2013 were:

•	Base salary;

•	Annual performance-based cash incentive awards; and

•	Long-term performance-based equity incentive awards in the form of performance units and ERRP restricted share units.
The HR Committee believes these compensation components align the interests of our executives and our stockholders by basing a significant portion of total compensation on performance and achievement of our short- and long-term goals. The specific mix among the individual components reflects market compensation arrangements and individual position and performance. Base salary represents 33 percent of our CEO’s targeted total compensation and, on average, 48 percent of our other named executive officers’ targeted total compensation. Performance-based awards (annual and long-term incentive) represent the remaining portion of targeted total compensation.
The HR Committee also believes that our executive compensation program appropriately mitigates the risk associated with incentive-based pay. The HR Committee has designed the entire program and the metrics under our annual and long-term performance-based incentive components to curb inappropriate risk taking. For example, we do not offer guaranteed bonuses. In addition, our annual and long-term performance-based incentive awards utilize multiple performance metrics which vary from plan to plan, and rewards under those plans are aligned with the interests of our stockholders. If our stockholders benefit from our performance, our executive officers are rewarded. Our ERRP restricted share units also benefit our long-term succession and strategic plan by providing for a pay out only after the recipient leaves employment with us, and then over a fiver-year payout period. Furthermore, we have limited severance packages, we do not maintain a non-performance-based supplemental executive retirement plan, and our retirement, healthcare and welfare benefit programs for executives are generally the same as for all employees and are discussed in the “Compensation of Executive Officers and Directors” section of this proxy statement. Finally, we maintain robust stock ownership/holding guidelines. In light of these pay practices, the HR Committee believes that our executive compensation program appropriately address the risks associated with performance-based incentives.
Base Salary
The general guideline for determining salary levels for our executive officers, including the CEO, is to be around the middle of the competitive range, adjusted for other factors such as trade area economics, turn-over, tenure and experience. Adjustments from market levels are made based on experience in the position, industry experience and individual performance and responsibilities. While we are cognizant of the competitive range, our primary goal is to compensate our executives at a level that best achieves

34

Compensation Discussion and Analysis

our compensation philosophy, whether or not this results in actual pay for some positions that may be higher or lower than the market median. We find that survey results for particular positions can vary from year to year, so we consider market trends for certain positions over a period of several years rather than a one-year period in setting compensation for such positions.
The HR Committee considers adjustments to base salaries for the executive officers on an annual basis. For 2013, the HR Committee felt that an increase to the base salaries of our executive officers in line with the industry average was reasonable in light of the company’s strong operating results and increased stockholder returns in 2012. The HR Committee also considered that our executive officer base salaries remain below the median compensation of our peers even with this increase. The following table sets forth the base salaries for our named executive officers. The base salary adjustments for 2013 were effective April 1, 2013.

	Annualized Base Salary		Increase (%)
Name	2013 ($)	2012 ($)
Robert C. Rowe	545,038	529,163	3.00
Brian B. Bird	357,553	347,139	3.00
Heather H. Grahame	325,366	315,889	3.00
Curtis T. Pohl	256,168	248,707	3.00
Kendall G. Kliewer	236,324	229,441	3.00
Annual Cash Incentive Awards
Annual cash incentive awards are used to motivate employees to meet and exceed annual company objectives that are a part of our strategic plan. All regular, non-represented employees, including executive officers, participate in the same plan described in this section, and regular, represented employees participate in a separate management-designed program. Actual payouts for annual cash incentive awards reflect both (1) company performance based on financial and operational measures and (2) the employee’s individual performance.
There are four factors that determine the amount of the final payout under the annual incentive plan:

(1)	Base salary;

(2)	Target incentive percentage of base salary;

(3)	The annual incentive plan funding percentage (based on financial, reliability, customer care and safety performance metrics); and

(4)	The individual’s performance multiple.
Actual payouts of annual cash incentive awards are calculated pursuant to the following formula:

Base Salary x Target Incentive % x Plan Funding % x Performance Multiple = Individual Payout
Each year, the HR Committee approves a target incentive percentage of base salary for each executive based on the internal and external factors previously noted. Management also annually proposes specific performance targets for the company’s financial and operational measures, which are reviewed and, after considerable discussion and usually some modification, approved by the HR Committee as well as the Board. At the end of the fiscal year, the HR Committee reviews data submitted by management on company performance against each of the specific performance targets and determines the degree to which each financial and operational measure was met during the year, subject to Board approval. The aggregate percentage of financial and operational measures met during the year represents the plan funding percentage for the annual incentive plan.

35

Compensation Discussion & Analysis

The funding (as a percentage of target) under the annual incentive plan for the four previous years is as follows:

Historical Funding (as a percentage of target)
2009	2010	2011	2012
108%	94%	101%	98%
The HR Committee may use discretion in increasing or decreasing the plan funding percentage from actual performance due to specific facts and circumstances, such as current economic conditions as well as unusual one-time events that significantly impact financial or non-financial results. The HR Committee exercises this discretion only for unusual, non-operational items. As described further below, each executive’s annual individual performance is then evaluated in order to determine a performance multiple, which is factored into the incentive payout calculation.
The target annual incentive opportunities for our executive officers are derived in part from peer group and competitive survey analysis data and in part by the HR Committee’s judgment on the internal equity of the positions, scope of job responsibilities and the executives’ industry experience and tenure. Potential adjustments to the annual incentive target for the executive officers are considered by the HR Committee on an annual basis.
As reflected in the table below, our HR Committee adjusted the 2013 target annual incentive opportunity for one named executive officer (and the other executive officers that are not named executive officers) by increasing the target opportunity to 35 percent from 30 percent. This adjustment was based upon a variety of factors including market competitiveness. The HR Committee did not adjust the 2013 target annual incentive opportunity for any of the other named executive officers because the HR Committee believed the annual incentive targets were appropriate and commensurate with the responsibilities of those executives. The following table sets forth the 2013 annual incentive opportunity for our named executive officers.

	Target Incentive Opportunity (% of base salary)		Increase (%)
Name	2013	2012
Robert C. Rowe	80	80	—
Brian B. Bird	50	50	—
Heather H. Grahame	40	40	—
Curtis T. Pohl	40	40	—
Kendall G. Kliewer	35	30	17
The design of our 2013 annual incentive plan was the same as our previous year’s plan. As more fully described below, the actual amount of money available for awards (the award pool) is based on overall plan funding. Each year, the HR Committee determines funding of the award pool based on its assessment of overall company performance during the year, measured against pre-established financial and operational metrics. The HR Committee determined that the metrics and relative weightings focus the organization on desired performance for the following reasons:

•
Net income, 55 percent of the funding opportunity – Net income was chosen as the financial metric because it is a financial measure that investors consider significant to evaluate company performance, and net income can be directly affected by individual employee and team performance.

•
Operational targets, 45 percent of the funding opportunity – We believe that employee safety and providing reliable service to our customers’ satisfaction over the long term are critical to our customer commitment and regulatory obligations, which ultimately supports our financial goals and enhances stockholder value.

The award pool is allocated to each participant based on:

•	The participant’s annual incentive award opportunity;

•	Performance measured against the plan metrics; and

•	The participant’s individual performance during the year measured against individual goals.

36

Compensation Discussion and Analysis

In order for any awards under the 2013 annual incentive plan to be earned and paid out, a minimum of 90 percent of the company’s budgeted net income target must have been attained, which coincides with the threshold net income target for the plan. This metric for determining performance against our financial goal is derived from our audited financial statements. However, the HR Committee, in its discretion, may consider certain non-operational items or events as unusual when determining performance against the metric and make what it deems to be appropriate adjustments. In addition, the 2013 annual incentive plan provided that the 2013 safety portion would be forfeited in the event of a work-related fatality, unless the HR Committee determines that no actions on the part of the employee or the Company contributed to the incident.
For 2013, based on company performance for all of the metrics, the annual incentive plan was funded at 108 percent of target. In calculating performance under the net income metric, the HR Committee exercised its discretion to exclude from such calculation the expenses we incurred in connection with our pending acquisition of hydroelectric facilities and related assets located in Montana, which we announced via press release and a filing on Form 8-K on September 26, 2013.
The table below shows the associated performance metrics, weighting and plan payout percentage for each of the 2013 performance measures.

	2013 Incentive Plan Information
Performance Measures	Weight (Percent of Total Plan Payout)	Performance Level				Target % Achieved	Final Funding % of Total
		Threshold	Target	Maximum	Actual Achieved
Financial
Net Income ($ in millions) (1)	55%	$85.4	$94.9	$104.4	$97.9	115.7%	63.6%
Operational
Safety (2)
Lost Time Incident Rate	7.5%	1.1	0.8	0.6	0.7	125.0%	9.4%
Total Recordable Incident Rate	7.5%	3.1	2.6	2.1	2.3	130.0%	9.7%
Reliability (3)
SAIDI (excluding major event days)	7.5%	123.0	105.0	91.0	123.44	—%	—%
SAIDI (including major event days)	7.5%	195.0	129.0	113.0	143.51	89.0%	6.7%
Customer Satisfaction (4)
JD Power Residential Electric and Gas Survey Performance Ranking	15%	618	628	638	633.3	126.2%	18.9%

(1)
The actual net income achieved of $97.9 million excluded the $3.9 million impact from expenses associated with our pending acquisition of the hydroelectric facilities and related assets located in Montana, which we announced via press release and a filing on Form 8-K on September 26, 2013.

(2)
Safety performance is calculated by us and participating Edison Electric Institute (EEI) utilities as defined by Occupational Safety and Health Administration, or OSHA. OSHA specifically defines what workplace injuries and illnesses should be recorded and, of those recorded, which must be considered lost time incidents. The threshold level for the safety measures represents our five-year average performance for these metrics, which is higher than our EEI peer group average; the target level represents a 25 percent improvement over our five-year average performance for lost time incident rate and a 15 percent improvement over our five-year average performance for total recordable incident rate; and the maximum represents top tier performance for our EEI peer group and a significant improvement over historical company performance.

(3)
System Average Interruption Duration Index, or SAIDI, is a system reliability index used by us and participating Institute of Electrical and Electronic Engineers, Inc., utilities to measure the duration of interruptions on a utility’s electric system. SAIDI indicates the total duration of interruption for the average customer during a predefined period of time. The threshold level for SAIDI, excluding major event days, represents first quartile performance within rural and suburban medium sized investor owned utilities; the target level represents a 20 percent improvement over the difference of the company’s 5-year average results (105 minutes) and 91 minutes, which is first quartile performance for all reporting companies, including urban and those that do not report transmission; 91 minutes is used as the maximum level. The threshold for SAIDI, including major event days, of 195 minutes represents first quartile performance within rural and suburban medium sized investor owned utilities; the target level represents a 20 percent improvement over the gap of the company’s 5-year average results and 113 minutes; 113 minutes is used as the maximum level, which is better than first quartile for all reporting utilities and equal to NorthWestern’s best SAIDI, including major event days, in the last five years.

(4)
Customer satisfaction is measured by the broadly utilized JD Power residential electric and gas customer satisfaction surveys and studies, which include the following components: communications, corporate citizenship, billing and payment, price, power quality and reliability (electric) or field service (gas) and customer service. The companies measured against were 26 investor-owned electric and gas utilities included in both the 2012 JD Power electric and gas residential studies and the results weighted by residential customer count by energy source utilizing data from the Federal Energy Regulatory Commission. The threshold level maintains the company’s 2012 performance with an allowance for range of error; the target level is an improvement of five points over 2012; and the maximum level is first quartile performance.

37

Compensation Discussion & Analysis

Individual Performance
The HR Committee analyzes the total mix of available information (including performance against any quantitative performance goals) on a qualitative and not strictly quantitative basis in making annual cash incentive determinations. Although actual performance measured against pre-established goals is the key component in determining both company and individual performance, the HR Committee may use judgment when determining whether company or individual goals have been attained.
Our 2013 non-GAAP diluted adjusted earnings per share increased by 5.5 percent over 2012, excluding the favorable GAAP impact of the CELP arbitration result and the negative impact of the MSTI abandonment decision in 2012 described above and adjusting for normal weather and other discrete events. Other significant achievements for 2013 included: (1) the announcement of entry into a $900 million purchase agreement to acquire 11 hydroelectric generating facilities, a storage reservoir and related assets in Montana; (2) the acquisition of natural gas production interests in northern Montana's Bear Paw Basin for approximately $68.7 million; (3) the completion of construction and achievement of commercial operation of a $54 million, 60 MW peaking facility located in Aberdeen, South Dakota; (4) obtaining approval from the Montana Public Service Commission to increase our natural gas distribution rates effective April 1, 2013; and (5) successfully accessing the capital markets to fund growth projects and extend maturities by issuing (a) approximately 1.38 million shares of common stock with net proceeds of approximately $56.8 million, and (b) $35 million of first mortgage bonds at 3.99 percent and $65 million of first mortgage bonds at 4.85 percent, maturing in 2028 and 2043, respectively.
These efforts were successful due to the substantial efforts of our executive officers and many other employees across all departments of the company. As a result of the factors noted above, the HR Committee determined that it was appropriate to assign a 100 percent performance multiplier to all of the named executive officers.
Actual 2013 annual cash incentive awards for the named executive officers were as follows:

Name	Annual Target Incentive as Percent of Base Salary (%)	2013 Actual Incentive as Percent of Base Salary (%)	Incentive Award ($)
Robert C, Rowe	80	86.4	470,913
Brian B. Bird	50	54.0	193,079
Heather H. Grahame	40	43.2	140,558
Curtis T. Pohl	40	43.2	110,665
Kendall G. Kliewer	35	37.8	89,330
Long-Term Performance-Based Equity Awards Under the 2005 Plan
We have used our 2005 Plan to provide for the award of long-term, performance-based incentive awards to our executive officers. These performance-based awards help us achieve our compensation philosophy of being market competitive while simultaneously aligning the interests of our executives and stockholders.
The 2005 Plan authorizes several types of stock-based awards, including restricted stock and a variety of performance-based awards. In 2013, the HR Committee granted two types of long-term, equity incentive awards to our executives under the 2005 Plan: (1) performance units with cliff vesting after a three-year performance period; and (2) a smaller award of ERRP restricted share units with cliff vesting after a five-year performance period and a payout over five years following the executive’s separation from service with the company. All of these 2013 awards are performance-based and payable, if and when earned, in shares of our common stock.
Performance Units. The HR Committee determines the terms and restrictions applicable to such grants. After the company’s financial results are available for the prior year, the HR Committee approves the annual grant of performance units to our executive officers (and approximately 100 other participants) and selects a date (usually the date of the HR Committee’s action) when the awards will be granted, typically in February of each year. The awards of performance units are intended to provide a link between executive officer compensation

38

Compensation Discussion and Analysis

and long-term stockholder interests as reflected in changes in our stock price, and to motivate and reward achievement of pre-established corporate financial goals and relative TSR. The HR Committee believes that making an annual grant of performance units motivates our executive officers (and the other participants) to focus on long-term, sustainable improvement in stockholder value because (1) the award payout is tied to financial performance and continued service over a three-year period with cliff vesting at the end of such period and (2) the ultimate value delivered is dependent upon the value of our stock.
During the performance periods summarized in the table below, the performance measures for the awards included (1) TSR relative to our peer group, contributing 50 percent of the payout and (2) a combination of average net income growth and ROAE, also contributing 50 percent of the payout. The payout (as a percentage of target) since 2009 of these types of grants and our relative TSR ranking within our peer group is as follows:

	Performance Period
	2009-2011	2010-2012	2011-2013
Payout Percentage	155.2%	134.1%	92.5%
Relative TSR	2nd of 12	4th of 12	4th of 12
ERRP Restricted Share Units. In 2011, the HR Committee made the first annual grants of ERRP restricted share units. The HR Committee instituted the practice of granting ERRP restricted share units to bring the long-term incentive component of our executives’ compensation in line with the median of our peers, while simultaneously encouraging retention with the five-year cliff vesting component and providing retirement benefits, along with succession planning and continuity of our strategic plan through the five-year payout of vested awards following the executive officer’s separation from service with the company. The key distinction between these awards and the non-performance-based supplemental executive retirement plans that certain of our peers and many other companies provide is that our ERRP restricted share units are earned based upon company performance.
The number of ERRP restricted share units that the HR Committee has granted annually has been considerably fewer than the grants of performance units. Like the performance units described above, these restricted share units are intended to provide a link between executive officer compensation and retirement planning and long-term stockholder interests and to motivate and reward achievement of pre-established corporate financial goals. The HR Committee believes that an annual grant of restricted share units motivates our executive officers to focus on long-term, sustainable improvement in our business because (1) vesting of the award is tied to financial performance and continued service over a five-year period and (2) payout of the vested award occurs over a five-year period following the executive officer’s separation from service with the company. The ERRP also encourages retention due to its five-year cliff vesting. The first opportunity for grants to vest under the ERRP is on December 31, 2016.
2013 Performance Unit Grants
In February 2013, the HR Committee approved grants of performance units subject to a three-year performance period with cliff vesting at the end of such period. The target long-term equity opportunities are derived from peer group and competitive survey data and from the HR Committee’s judgment on the internal equity of the positions and scope of job responsibilities. To determine the target value of each executive officer’s performance unit awards, the HR Committee considered the range for comparable roles within our peer group, with consideration given to the strategic value of each position. Based on these considerations, in 2013, the HR Committee increased the targeted opportunity (expressed as a percentage of base salary) associated with the awards for each executive officer.
Each executive officer’s targeted opportunity is converted into specific performance unit grants by dividing the total targeted value (the targeted percentage of base salary) by the fair market value of a share of our stock on the grant date. The resulting calculation represents the number of performance units that are granted and will vest on December 31, 2015, if all performance goals are met at the target performance level.
After the performance period, the HR Committee calculates the actual company performance relative to the performance goals and determines the number of performance units that vest based on such performance. Depending on the calculated company performance, the exact number of performance units that vest will vary from zero to 200 percent of the target award. In addition, if earned, the value of the award on the vesting date,

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Compensation Discussion & Analysis

based on the fair market value of our stock on that future date, likely will differ from the value at target as reflected in the following table, which is based on the fair market value of a share of our stock on the grant date.
The target equity opportunities for the 2013 grants of performance units are shown in the table that follows. The table also compares the target opportunities (expressed as a percentage of base salary) applicable to the 2012 and 2013 awards.

		Target Performance Unit Opportunity for 2013
Name	2012 Base Salary (%)	2013 Base Salary (%)	2013 Value at Target ($)	Long-Term Stock Awards (#)
Robert C. Rowe	100	125	661,454	17,261
Brian B. Bird	75	85	295,068	7,700
Heather H. Grahame	55	60	189,533	4,946
Curtis T. Pohl	55	60	149,224	3,894
Kendall G. Kliewer	35	40	91,776	2,395
These performance unit awards contain both a market- and performance-based component. The performance goals for these awards are independent of each other and are equally weighted. Settlement of awards will be made only if we maintain investment grade credit ratings on both a secured and unsecured basis.
The following table summarizes the performance measures for the 2013 performance unit awards.

Performance Measures — 2013−2015	Threshold	Target	Maximum
Financial Goals – 50%
ROAE	8.3%	9.8%	11.3%
Average Net Income Growth	—%	3.0%	6.0%
TSR – 50%
Relative Average vs. Peers	13th	6th	1st
In general, based on a market analysis that the HR Committee’s independent compensation consultant conducted, our metrics for relative TSR are established at levels higher than our peers and the market. For example, according to this market analysis, we use a ranking of 1st for maximum, while the market uses 3rd; we use a ranking of 6th for target, while the market uses 8th; and our threshold of 13th pays at 10 percent, and 9th pays at 50 percent, while the market threshold of 12th pays at 50 percent.
The ROAE and net income growth levels are tied to management performance as this goal relates to revenue enhancement and cost containment. The average net income target for 2013 - 2015 is 3.0 percent average growth over 2012 results. In recognition that 2012 results were significantly positively impacted by the favorable November 2012 CELP arbitration ruling and the unfavorable MSTI abandonment, which we disclosed in our 2013 proxy statement, our average net income growth target of 3.0 percent was less than it otherwise would have been.
TSR is determined by our common stock price change and dividends paid over the performance period. We then compare our TSR with the total stockholder returns achieved by our peers over the same three-year period and determine our ranking.
2013 ERRP Restricted Share Unit Grants
In December 2013, the HR Committee approved performance-based ERRP restricted share unit grants. These restricted share unit awards are subject to a five-year performance and five-year cliff vesting period and, once vested, will be paid out in shares of the company’s common stock over a five-year period after a recipient has separated from service with the company.
Our overall compensation program does not provide any non-performance-based supplemental executive retirement benefit. The HR Committee designed and implemented the ERRP in lieu of a traditional supplemental executive retirement plan which is not performance-based but is offered by many of our peers and other companies to increase overall competitiveness. The ERRP restricted share units help to achieve our compensation philosophy of being market competitive while aligning the interests of our executives and

40

Compensation Discussion and Analysis

stockholders. It also promotes retention through the five-year cliff vesting component and benefits succession planning and continuity of our strategic plan through its fiver-year payout following separation from service.
The long-term equity opportunity for the ERRP is derived from peer group and competitive survey data and from the HR Committee’s judgment on the internal equity of the positions and scope of job responsibilities. To determine the value of each executive officer’s ERRP restricted share unit award, the HR Committee considered the range for comparable roles within our peer group, with consideration given to each position’s strategic value, and the overall long-term equity opportunity offered to that group. The equity opportunities for the 2013 ERRP restricted share unit grants to our named executive officers are shown in the following table. Each executive officer’s award value was then converted into specific equity grants by dividing the total potential value of the award by the fair market value of a share of our stock on the grant date. This represents the number of restricted share units that will vest on December 31, 2018, if the company’s net income for three of the five calendar years 2014 – 2018 exceeds the company’s net income for 2013. If earned, the value of the award on the vesting date, based on the fair market value of our stock on that future date, likely will differ from the fair value of the award on the grant date, as reflected in the following table, which is based on the closing market price of our stock on the grant date, less the present value of expected dividends.

	Target ERRP Opportunity
Name	Base Salary (%)	Value at Grant Date ($)	Long-Term Stock Awards (1) (#)
Robert C. Rowe	25.0	136,260	3,878
Brian B. Bird	12.5	44,694	1,272
Heather H. Grahame	10.0	32,537	926
Curtis T. Pohl	10.0	25,617	729
Kendall G. Kliewer	7.5	17,724	504

(1)	Based on a weighted average grant date fair value of $35.14, which was calculated using the closing stock price of $42.46 on December 10, 2013, less the present value of expected dividends.
Vesting of 2011 Restricted Share Grants in 2013
In February 2011, the HR Committee approved grants of performance-based restricted shares, subject to a three-year performance period. The 2011 restricted share grants vested on December 31, 2013.
The 2011 restricted share grants contained both market- and performance-based components. The  performance goals were independent of each other and equally weighted. The following table summarizes the performance measures which governed these 2011 grants.

Performance Measures — 2011−2013	Threshold	Target	Maximum
Financial Goals – 50%
ROAE	8.2%	10.2%	12.2%
Average Net Income Growth	6.2%	10.2%	14.2%
Market Goal – 50%
Relative TSR Average vs. Peers	9th	5th	1st
Depending upon actual company performance relative to these performance goals, the exact number of shares that could have vested varied from zero to 200 percent of the target award. As summarized above in the 2013 Performance Unit Grants section, our relative TSR metrics are established at levels higher than our peers according to a market analysis conducted by the HR Committee’s independent compensation consultant. At the conclusion of the performance period, the HR Committee calculated the company’s performance relative to these goals during the three-year performance period to determine the vesting percentage for the 2011 restricted share grants.
During the performance period, for the financial goals, ROAE was 10.52 percent and average net income growth was 7.15 percent. This financial performance resulted in a 59.9 percent vesting percentage for that half of the program. For our market goal, TSR was 63.2 percent, resulting in a ranking of 4th with respect to our peers, and contributing 125.0 percent with respect to that half of the program. Based on the HR Committee’s calculation of these performance measures, the 2011 restricted share grants vested at 92.5 percent.

41

Compensation Discussion & Analysis

The following table summarizes the performance results with respect to each of the performance measures applicable to the 2011 grants and the corresponding contributions to the vesting percentage.

Performance Measures — 2011−2013	Result	Weight	Vesting
Financial Goals – ROAE and Average Net Income Growth	59.9%	50%	30.0%
Market Goal – TSR	125.0%	50%	62.5%
		TOTAL	92.5%
The following table summarizes the number of shares awarded by the 2011 restricted share grants and the number of shares paid out in 2013 with respect to such grants for our named executive officers, based on the 92.5 percent vesting percentage approved by the HR Committee.

	Vesting of 2011 Restricted Share Grants
Name	Amount at Grant Date (#)	Amount upon Vesting (#)
Robert C. Rowe	18,169	16,806
Brian B. Bird	8,939	8,269
Heather H. Grahame	5,965	5,518
Curtis T. Pohl	4,697	4,345
Kendall G. Kliewer	2,798	2,588
Amended and Restated Equity Compensation Plan
As discussed in more detail in Proposal 3 below, in February 2014, the HR Committee recommended, and the Board approved, the Equity Compensation Plan, which amends, restates and replaces the 2005 Plan. The Equity Compensation Plan is subject to the approval of the stockholders at this year’s annual meeting and, if approved, will be effective July 1, 2014.
Other Compensation Policies
Stock Ownership Guidelines
Our Corporate Governance Guidelines require our executive officers to meet and maintain a specified stock ownership level. Stock ownership guidelines range from a multiple of five times base salary for the CEO, four times base salary for the CFO, three times base salary for our Vice President and General Counsel and our Vice President - Distribution, and two times base salary for our Vice President and Controller. Each executive is restricted, absent a hardship and prior Board approval, from selling stock until his or her guideline amount is achieved and must continue to maintain the required ownership level once it is obtained. More specific details of our officer stock ownership guidelines are available in our Corporate Governance Guidelines located on our website at www.northwesternenergy.com under Our Company / Investor Relations / Corporate Governance.
Our Board instituted these guidelines to require our executives to hold a meaningful financial stake in the company to align our executive’s interests with those of our stockholders. Progress towards meeting the guidelines is summarized below:

Name	Multiple of Base Pay	Percent of Guideline Achieved as of December 31 (1)
		2012	2013
Robert C. Rowe (2)	5x	102%	160%
Brian B. Bird	4x	135%	156%
Heather H. Grahame	3x	39%	51%
Curtis T. Pohl	3x	54%	68%
Kendall G. Kliewer	2x	104%	152%

(1)	Percent of guideline achieved uses the closing stock prices of $34.73 and $43.32 as of December 31, 2012, and 2013, respectively.

(2)
Effective February 18, 2014, our Board increased the stock ownership guideline for our CEO to a multiple of six times base salary. A substantial percentage of the CEO’s guideline achieved has been the result of voluntary deferrals of annual incentive compensation, which will ensure alignment of his interest with company performance for a number of years beyond his departure.

42

Compensation Discussion and Analysis

Retirement and Other Benefits
Retirement benefits are offered to employees hired prior to January 1, 2009, through tax-qualified company-funded pension plans and to all eligible employees through a 401(k) defined contribution plan. Both pension plans and 401(k) plans are common benefits provided in the utility and energy industry. Our executive officers, including the CEO, participate in some or all of these plans, and the terms governing the retirement benefits under these plans are the same as those available to substantially all employees. We do not offer any supplemental retirement benefits to our executive officers other than the performance-based ERRP restricted share units described above. Our healthcare, insurance and other welfare and employee-benefit programs are generally the same for substantially all employees, including the CEO and executive officers. We share the cost of health and welfare benefits with our employees, which is dependent on the benefit coverage option that each employee elects. Our executive officers do not receive any material perquisites or special benefits that differ materially from those available to employees generally.
Severance and Post-Termination Benefits
We provide severance and post-termination benefits to our executive officers under our severance plan. Severance and post-termination benefits are explained in detail under the “Compensation of Executive Officers and Directors—Post Employment Compensation” section, starting on page 49 of this proxy statement.
Non-qualified Deferred Compensation
The company provides a non-qualified deferred compensation plan, which is intended to be an unfunded plan. The 2009 Officer Deferred Compensation Plan, or officer deferred plan, allows eligible officers to defer up to 100 percent of certain compensation, including base salary (subject to compliance with Section 409A of the Internal Revenue Code compensation limit), short-term incentive awards and awards earned under our 2005 Plan. There are no company contributions to the officer deferred plan. Participants in the officer deferred plan may elect to have deferrals credited to their account in company stock (in the form of deferred share units issued under the 2005 Plan) or cash investment options that substantially mirror the qualified employee 401(k) plan investment options. The value of each deferred compensation account is adjusted periodically to reflect the gains, losses and dividends associated with the designated investments. Plan participants do not pay income taxes on amounts deferred or earnings thereon until those amounts are distributed from the officer deferred plan. A participant’s benefits under the officer deferred plan are fully vested and are payable after terminating employment. Benefits are paid in a lump sum unless a participant elects annual installments.
Employment Agreements
We currently do not have employment agreements with any of our executives. We generally believe that ongoing employment agreements are not necessary to retain talented executives; however, agreements may  be appropriate on a case-by-case basis, such as when an executive begins employment with us. Due to the changing marketplace in which we compete for talent, the HR Committee regularly reviews this practice to help ensure that we remain competitive in our industry.
Tax Treatment of Certain Compensation
Section 162(m) of the Internal Revenue Code limits the company deductibility of executive compensation paid to certain named executive officers to $1 million per year, but contains an exception for certain performance-based compensation. However, compensation that qualifies as “performance-based compensation” is not subject to the $1 million deduction limit if, at least every five years, stockholders approve the material terms of such performance-based compensation. The performance units granted under the 2005 Plan are eligible for the performance-based compensation exception. Each of the amounts approved for named executive officers subject to Section 162(m) were below the maximums established of 200,000 shares and $1 million in cash for any one participant. As discussed in more detail in Proposal 3 below, the Equity Compensation Plan is being submitted to stockholders at this year’s annual meeting so that awards made thereunder also will qualify as performance-based compensation.

43

Compensation Committee Interlocks
and Insider Participation
During 2013, Stephen P. Adik, Julia L. Johnson, Philip L. Maslowe and Denton Louis Peoples served on our HR Committee. Each is an independent member as defined by NYSE corporate governance listing standards. None of these individuals who served as members of our HR Committee during 2013 are officers or employees or former employees of the company or any of its subsidiaries. In addition, no executive officer of NorthWestern or any of its subsidiaries served as a member of the board or compensation committee of any other entity.
Compensation Committee Report
The HR Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the HR Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2013.
Human Resources Committee
Philip L. Maslowe, Chairman
Stephen P. Adik
Julia L. Johnson
Denton Louis Peoples

44

Compensation of Executive Officers and Directors
The following tables, footnotes and narratives provide information regarding the compensation, benefits and equity holdings in the company for the named executive officers during the years ended December 31, 2013, 2012 and 2011. Please see the “Compensation Discussion and Analysis” on the previous pages for a description of our executive compensation program necessary to gain an understanding of the information disclosed below.
2013 Summary Compensation Table
The following table sets forth the compensation earned during 2013, 2012 and 2011 for services in all capacities by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Non-equity Incentive Plan Compensation (2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3) ($)	All Other Compen- sation (4) ($)	Total ($)
Robert C. Rowe	2013	540,764	—	666,183	470,913	26,461	20,577	1,724,898
President and	2012	525,013	—	476,307	414,864	63,143	19,364	1,498,691
Chief Executive Officer	2011	510,101	—	474,785	415,110	49,812	18,903	1,468,711
Brian B. Bird	2013	354,749	—	281,088	193,079	—	43,055	871,971
Vice President and	2012	344,417	—	217,210	170,098	29,744	42,280	803,749
Chief Financial Officer	2011	334,634	—	216,755	170,199	9,531	40,012	771,131
Heather H. Grahame	2013	322,815	—	184,382	140,558	—	44,903	692,658
Vice President and	2012	313,412	—	147,022	123,828	—	44,095	628,357
General Counsel	2011	304,510	—	146,691	123,902	—	49,794	624,897
Curtis T. Pohl	2013	254,159	—	145,163	110,665	—	48,646	558,633
Vice President -	2012	246,757	—	115,747	97,493	62,888	40,089	562,974
Retail Operations	2011	239,748	—	115,486	97,551	6,848	49,525	509,158
Kendall G. Kliewer (5)	2013	234,471	—	91,234	89,330	—	43,020	458,055
Vice President and	2012	228,528	—	70,860	67,456	33,335	39,872	440,051
Controller

(1)
These values reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and do not represent earned or paid compensation as the shares are subject to performance and vesting conditions. The values in the table above assume 100 percent payout based on grant date fair value. The exact number of shares issued will vary from zero to 200 percent of the target award, depending on actual company performance relative to the performance goals. See Note 17 to the consolidated financial statements in our 2013 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards. The value of awards for each named executive officer assuming a maximum payout based on grant date fair value would be $1,196,092 for Mr. Rowe; $517,478 for Mr. Bird; $336,224 for Ms. Grahame; $264,709 for Mr. Pohl; and $164,757 for Mr. Kliewer.

(2)
The Non-equity Incentive Plan Compensation column reflects cash incentive awards earned pursuant to our annual incentive plan as previously described. These awards are earned during the year reflected and paid in the following fiscal year.

(3)
These amounts are attributable to a change in the value of each named executive officer’s defined benefit pension account balances and do not represent earned or paid compensation. Pension values are dependent on many variables including years of service, earnings and actuarial assumptions. Based on changes to actuarial assumptions in 2013 concerning the NorthWestern Corporation pension plan for our South Dakota and Nebraska employees, pension values in 2013 decreased for Messrs. Bird (by $2,295), Pohl (by $24,563) and Kliewer (by $9,936). Mr. Rowe is a participant in the NorthWestern Energy pension plan for our Montana employees. Our pension plans were closed to new participants prior to Ms. Grahame joining the company; therefore, she is not eligible to participate in our pension plans.

(4)
The table on the top of the following page identifies the items included in the All Other Compensation column for 2013. Employee benefits include employer contributions, as applicable, for health benefits (medical, dental, vision, employee assistance plan and health savings account), group term life and 401(k) plan, which are generally available to all employees on a nondiscriminatory basis. Life insurance also includes imputed income consistent with IRS guidelines for coverage amounts in excess of $50,000 for each of the named executive officers. Mr. Pohl’s other income for 2013 includes vacation sold back to the company at a rate of 75 percent.

45

Compensation of Executive Officers and Directors

	Health Benefits ($)	Life Insurance ($)	401(k) Contributions ($)	Other Income ($)	Total All Other Compensation ($)
Robert C. Rowe	6,085	4,292	10,200		20,577
Brian B. Bird	18,324	1,781	22,950		43,055
Heather H. Grahame	16,945	2,458	25,500		44,903
Curtis T. Pohl	16,238	3,302	25,519	3,587	48,646
Kendall G. Kliewer	18,325	1,745	22,950		43,020

(5)	Mr. Kliewer did not meet the criteria in 2011 to be included as a named executive officer.
2013 Grants of Plan-Based Awards
The following table shows the range of each named executive officer’s annual and long-term incentive award opportunities granted for the fiscal year ended December 31, 2013. The narrative following the table describes the terms of each incentive award opportunity.

Name	Grant Date	Estimated Future Payouts Under Non-equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards (2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert C. Rowe
Annual Cash Incentive	—	218,015	436,030	654,046	—	—	—	—	—
Performance Units	2/13/2013	—	—	—	—	17,261	34,522	—	529,910
Restricted Share Units	12/10/2013	—	—	—	—	3,878	3,878	—	136,273
Brian B. Bird
Annual Cash Incentive	—	89,388	178,777	268,165	—	—	—	—	—
Performance Units	2/13/2013	—	—	—	—	7,700	15,400	—	236,390
Restricted Share Units	12/10/2013	—	—	—	—	1,272	1,272	—	44,698
Heather H. Grahame
Annual Cash Incentive	—	65,073	130,146	195,220	—	—	—	—	—
Performance Units	2/13/2013	—	—	—	—	4,946	9,892	—	151,842
Restricted Share Units	12/10/2013	—	—	—	—	926	926	—	32,540
Curtis T. Pohl
Annual Cash Incentive	—	51,234	102,467	153,701	—	—	—	—	—
Performance Units	2/13/2013	—	—	—	—	3,894	7,788	—	119,546
Restricted Share Units	12/10/2013	—	—	—	—	729	729	—	25,617
Kendall G. Kliewer
Annual Cash Incentive	—	41,357	82,713	124,070	—	—	—	—	—
Performance Units	2/13/2013	—	—	—	—	2,395	4,790	—	73,523
Restricted Share Units	12/10/2013	—	—	—	—	504	504	—	17,711

(1)
Reflects possible payout range of 2013 performance units and restricted share units awards. The performance units granted on February 13, 2013, have a weighted average grant date fair value of $30.70. The restricted share units granted on December 10, 2013, have a weighted average grant date fair value of $35.14.

(2)
These values reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and do not represent earned or paid compensation as the shares are subject to performance and vesting conditions. The values in the table above reflect grant date fair value assuming payment at target. See Note 17 to the consolidated financial statements in our 2013 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards.

46

Compensation of Executive Officers and Directors

Non-equity Incentive Plan Awards
Non-equity incentive plan compensation includes amounts earned under the NorthWestern Energy 2013 Annual Incentive Plan for 2013 performance, which were paid in 2014. The HR Committee reviewed 2013 performance against plan targets and the plan achieved a payout percentage of 108 percent, as discussed in the “Compensation Discussion and Analysis—2013 Compensation—Annual Cash Incentive Awards” section, starting on page 35 of this proxy statement.
Equity Incentive Plan Awards
As previously discussed in the “Compensation Discussion and Analysis—2013 Compensation—Long-Term Incentive Plan Equity Awards” section in this proxy statement, the Board approved granting performance awards in 2013 under the 2005 Plan. The values of stock awards included in the table above reflect the grant date fair value of these awards as calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation, and does not represent earned or paid compensation as the shares are subject to performance and vesting conditions. For the 2013 performance unit awards, the exact number of shares issued upon vesting will vary from zero to 200 percent of the target award, depending on actual company performance relative to the performance goals. In addition, if earned, the value of a performance unit award and a restricted share unit award on the vesting date, based on the fair market value of our stock on that future date, likely will differ from the value on the grant date, which is based on the fair market value of a share of our stock and, with respect to a performance unit award, is based on the target amount for such award. See Note 17 to the consolidated financial statements in our 2013 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards.

47

Compensation of Executive Officers and Directors

Outstanding Equity Awards at 2013 Fiscal Year-End
The following table contains information regarding outstanding equity-based awards, including the potential dollar amounts realizable with respect to the awards for each named executive officer. Dividends are not paid or accrued on any unvested shares.

Name	Grant Date	Stock Awards
		Restricted Stock		Performance-Based Shares
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) (2) (3) ($)
Robert C. Rowe	12/10/2013	—	—	3,878	167,995
	2/13/2013	—	—	17,261	747,747
	12/12/2012	—	—	3,814	165,222
	2/16/2012	—	—	14,763	639,533
	12/5/2011	—	—	3,667	158,854
Brian B. Bird	12/10/2013	—	—	1,272	55,103
	2/13/2013	—	—	7,700	333,564
	12/12/2012	—	—	1,251	54,193
	2/16/2012	—	—	7,264	314,676
	12/5/2011	—	—	1,203	52,114
Heather H. Grahame	12/10/2013	—	—	926	40,114
	2/13/2013	—	—	4,946	214,261
	12/12/2012	—	—	911	39,465
	2/16/2012	—	—	4,847	209,972
	12/5/2011	—	—	876	37,948
Curtis T. Pohl	12/10/2013	—	—	729	31,580
	2/13/2013	—	—	3,894	168,688
	12/12/2012	—	—	717	31,060
	2/16/2012	—	—	3,816	165,309
	12/5/2011	—	—	689	29,847
Kendall G. Kliewer	12/10/2013	—	—	504	21,833
	2/13/2013	—	—	2,395	103,751
	12/12/2012	—	—	496	21,487
	2/16/2012	—	—	2,274	98,510
	12/5/2011	—	—	484	20,967

(1)	Values were calculated based on a $43.32 closing price of our common stock on December 31, 2013.

(2)
The performance units granted in February 2012 and 2013 will vest, if at all, on December 31, 2014 and 2015, respectively, subject to the satisfaction of the applicable performance and market criteria and generally subject to the recipient’s continued employment through such date. Based on performance through December 31, 2013, we are below target for obtaining payout of the 2012 and 2013 grants. The number of units and payout value shown for the 2012 and 2013 grants assume a target level of performance (100 percent), as required by the SEC’s disclosure rules.

(3)
The performance-based restricted share units granted under the ERRP in December 2011, 2012 and 2013 will vest, if at all, on December 31, 2016, 2017 and 2018, respectively, subject to the satisfaction of the applicable performance criteria and generally subject to the recipient’s continued employment through such date.

48

Compensation of Executive Officers and Directors

2013 Stock Vested
The table below shows the dollar amounts realized pursuant to the vesting of equity-based awards during the last fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert C. Rowe (1)	18,169	787,081
Brian B. Bird (1)	8,939	387,237
Heather H. Grahame (2)	6,965	301,314
Curtis T. Pohl (1)	4,697	203,474
Kendall G. Kliewer (1)	2,798	121,209

(1)
Shares vested consist of restricted shares granted in 2011 that vested on December 31, 2013, at a performance level of 92.5 percent. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting date, which was $43.32.

(2)
Shares vested consist of 5,965 restricted shares granted in 2011 that vested on December 31, 2013, at a performance level of 92.5 percent, and 1,000 restricted shares granted on August 2, 2010, that vested on August 2, 2013. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting dates, which was $43.32 and $42.91, respectively.

Post-Employment Compensation
2013 Pension Benefits
We have two separate defined benefit pension plans that cover employees hired prior to January 1, 2009. The NorthWestern Energy Pension Plan is applicable to employees who began their employment in Montana, and the NorthWestern Pension Plan is applicable to employees who began their employment in South Dakota or Nebraska.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Robert C. Rowe	NorthWestern Energy Pension Plan	5.00	220,788	—
Brian B. Bird	NorthWestern Pension Plan	10.08	128,997	—
Heather H. Grahame (1)	—	—	—	—
Curtis T. Pohl	NorthWestern Pension Plan	27.39	294,240	—
Kendall G. Kliewer	NorthWestern Pension Plan	11.16	111,870	—

(1)	Ms. Grahame joined the company after the pension plans were closed to new entrants and therefore is not eligible to participate.
We calculated the present value of accumulated benefits assuming benefits commence at age 65 and using the discount rate, mortality assumption and assumed payment form consistent with those disclosed in Note 16 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. While we calculated the present values in the table above assuming that benefits commence at age 65, the table below summarizes the cash balance available if the individual had terminated service as of December 31, 2013.

Name	Cash Balance ($)
Robert C. Rowe	175,946
Brian B. Bird	129,848
Heather H. Grahame	—
Curtis T. Pohl	296,453
Kendall G. Kliewer	113,004

49

Compensation of Executive Officers and Directors

Under the NorthWestern Energy Pension Plan, a participant’s account grows based upon (1) contributions by the company made once per year and (2) interest credits at the rate of 6 percent per year. Contribution rates range from three percent to 12 percent for compensation below the taxable wage base and from 1.5 percent to six percent for compensation above one-half of the taxable wage base. Upon termination of employment, an employee who is at least 50 years of age with five years of service may begin receiving a monthly annuity or defer receiving benefits until he or she is required to take a minimum distribution.
Under the cash balance formula of the NorthWestern Pension Plan, a participant’s account grows based upon (1) annual pay credits and (2) annual interest credits based on the average federal 30-year Treasury Bill rate for November of the preceding year. Pay credits range from three percent to 7.5 percent for compensation below the taxable wage base, and such amounts are doubled for compensation above the taxable wage base. Upon termination of employment, an employee, or if deceased, his or her beneficiary, may elect to receive a lump sum equal to the cash balance in the account, a monthly annuity if age 55 or greater, or defer receiving benefits until he or she is required to take a minimum distribution.
The plans were closed to new entrants on January 1, 2009. For both pension plans, credited years of service are based on actual hire date, and pensionable earnings include base pay only. Mercer Human Resources Consulting, the actuary for our pension plans, calculated the present value of accumulated benefits using participant data provided by us.
Non-qualified Deferred Compensation Plan
As discussed in the “Compensation Discussion and Analysis—Other Compensation Policies—Non-qualified Deferred Compensation” section in this proxy statement, we implemented a deferred compensation plan in 2009. The following table provides information on the 2013 non-qualified deferred compensation of our named executive officers who participate in the plan.

	Executive Contributions in 2013 (1) ($)	Registrant Contributions in 2013 ($)	Aggregate Earnings in 2013 ($)	Aggregate Withdrawals/ Distributions in 2013 ($)	Aggregate Balance on December 31, 2013 ($)
Robert C. Rowe (2)	1,172,131	—	588,236	—	3,175,189
Kendall G. Kliewer (3)	146,409	—	75,019	—	401,181

(1)	All executive contributions in the last fiscal year are reported as compensation to such executive officer in the 2013 Summary Compensation Table on page 45.

(2)	Mr. Rowe’s aggregate contributions under the plan are $2,516,803.

(3)	Mr. Kliewer’s aggregate contributions under the plan are $316,665.
Termination or Change in Control Arrangements
2008 Key Employee Severance Plan
Our named executive officers are participants in the 2008 Key Employee Severance Plan, which we refer to as the 2008 Severance Plan. The 2008 Severance Plan was reviewed by the HR Committee with recommendations from professional advisers and approved by the Board. The HR Committee believes that it is appropriate for us to have a severance plan to provide a consistent means of addressing severance situations.
The 2008 Severance Plan does not provide for change in control payments, but it does provide for the payment of severance benefits in the event an officer is terminated involuntarily without cause. Cause generally is defined in the 2008 Severance Plan as (1) fraud, misappropriation of corporate property or funds, or embezzlement; (2) malfeasance in office, misfeasance in office which is willful or grossly negligent, or nonfeasance in office which is willful or grossly negligent; (3) failure to comply with our Code of Conduct; (4) illegal conduct, gross misconduct or dishonesty, in each case which is willful and results (or is reasonably likely to result) in substantial damage to the company; or (5) willful and continued failure by the employee to perform substantially his/her duties. For this purpose, involuntary termination does not include a termination resulting from a participant’s death or disability.

50

Compensation of Executive Officers and Directors

The severance benefits payable under the 2008 Severance Plan consist of:

•	A lump-sum cash payment equal to one times annual base pay;

•	Reimbursement of Consolidated Omnibus Budget Reconciliation Act, or COBRA, premiums paid by the participant during the 12-month period following the participant’s termination date; and

•	$12,000 of outplacement services during the 12-month period following the participant’s termination date.
The following table shows the amount of potential cash severance that would have been payable, based on an assumed termination date of December 31, 2013, under the normal severance provisions of the 2008 Severance Plan, including the amount that each named executive officer would be entitled to be reimbursed for outplacement expenses and reimbursement of costs for continuing coverage and other benefits under our group health, dental and life insurance plans. Severance benefits are not provided in connection with terminations for cause.

Name	Base Salary ($)	COBRA Premiums ($) (1)	Outplacement Services ($)	Amount of Potential Severance Benefit ($)
Robert C. Rowe	545,038	5,320	12,000	562,358
Brian B. Bird	357,553	17,143	12,000	386,696
Heather H. Grahame	325,366	20,208	12,000	357,574
Curtis T. Pohl	256,168	16,679	12,000	284,847
Kendall G. Kliewer	236,324	17,648	12,000	265,972

(1)	Amounts calculated using COBRA premiums in effect as of December 31, 2013.
2005 Plan Change in Control Provision
All outstanding equity awards were granted under our 2005 Plan. The 2005 Plan, in a change in control situation, provides that either the vesting of awards shall accelerate so that awards shall vest as to the shares that otherwise would have been unvested, or the HR Committee shall arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards. The following table shows the amount of potential stock value that would have been received, based on an assumed change in control date of December 31, 2013, outstanding equity awards at target payout, and a closing stock price on December 31, 2013, of $43.32.

Name	Value of Accelerated Stock Vesting ($)
Robert C. Rowe	1,879,351
Brian B. Bird	809,650
Heather H. Grahame	541,760
Curtis T. Pohl	426,484
Kendall G. Kliewer	266,548
For a termination of service that does not involve a change in control, death, disability or retirement, all outstanding equity awards granted under the 2005 Plan are forfeited.
ERRP Restricted Share Units
Awards under our ERRP, as discussed in the “Compensation Discussion and Analysis—Other Compensation Policies—Long-Term Performance-Based Equity Awards under the 2005 Plan” section in this proxy statement, if earned, will be paid out in shares of common stock of the company over a five-year period following the participant’s separation of service with the company.
Death and Disability Benefits
Our executives are covered by the standard death and disability benefits that are available to substantially all employees. In addition, upon the death or disability of a recipient of a performance unit award, such recipient

51

Compensation of Executive Officers and Directors

(or his or her executor or administrator) is entitled to receive a pro rata portion of the award based on the number of full months such recipient was employed by the company, and the remaining portion of the award is forfeited. An award under the ERRP vests in full upon the death or disability of the recipient.
2013 Director Compensation
Compensation to our non-employee directors consists of an annual cash retainer, an annual unrestricted stock award, an annual cash retainer for the chairperson of each committee of the Board and meeting attendance fees. Non-employee directors are not eligible to participate in our retirement plans. The company also reimburses non-employee directors for the cost of participation in certain continuing education programs and the expense of traveling to Board and committee meetings. Employee directors are not compensated for service on the Board.
Non-employee directors may elect to defer up to 100 percent of any qualified cash or equity-based compensation that would be otherwise payable to them, subject to compliance with NorthWestern’s 2005 Deferred Compensation Plan for Non-employee Directors, or director deferred plan, and Section 409A of the Internal Revenue Code. For those directors who defer their compensation under the director deferred plan, the meeting fee or retainer, as applicable, is the value utilized to determine the amount of deferred compensation. The deferred compensation may be invested in deferred stock units of the company’s common stock or in designated investment options that substantially mirror the qualified employee 401(k) plan options. Based on the election of the non-employee director, other than on account of death, he or she shall receive a distribution either in a lump sum or in approximately equal installments over a designated number of years (not to exceed 10 years). Distributions of deferred share units will be equal to one share of the company’s common stock for each unit. The value of each deferred compensation account is adjusted periodically to reflect the gains, losses and dividends associated with the designated investments.
In 2012, the HR Committee asked Towers Watson to update its review of the competitive market data concerning Board compensation from peer company comparisons so that the HR Committee could determine 2013 compensation levels for non-employee directors. Based upon this review, the HR Committee increased the annual Board retainer paid to the chairman of our Board to $125,000 from $100,000. The HR Committee made no other changes to the compensation provided to our non-employee directors. Following is the rate schedule for non-employee director compensation for 2013.

	Cash ($)	Shares (#)
Annual Board Retainer
New Member Initial Stock Grant (1)	—	1,000
Board Chairman	125,000	3,500
Board Member	25,000	2,500
Annual Committee Chairperson Retainer
Audit Committee	10,000	—
Nominating and Corporate Governance Committee	6,000	—
Human Resources Committee	10,000	—
Meeting Fees (2)
Board Meeting	2,000	—
Committee Meeting	2,000	—

(1)	We had no new members of our Board in 2013.

(2)	The Board Chairman does not receive meeting fees.

52

Compensation of Executive Officers and Directors

The following table sets forth the 2013 compensation received by our non-employee directors.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Total ($)
E. Linn Draper Jr., Chairman	125,000	149,835	274,835
Stephen P. Adik	75,000	107,025	182,025
Dorothy M. Bradley	51,000	107,025	158,025
Dana J. Dykhouse	57,000	107,025	164,025
Julia L. Johnson	69,000	107,025	176,025
Philip L. Maslowe	75,000	107,025	182,025
Denton Louis Peoples	65,000	107,025	172,025

(1)
Amounts deferred under the deferred compensation plan described above included $125,000 for Mr. Draper; $40,000 for Mr. Adik; $5,000 for Ms. Bradley; $69,000 for Ms. Johnson, $75,000 for Mr. Maslowe and $65,000 for Mr. Peoples.

(2)
These values reflect the grant date fair value of annual stock awards described above. Grant date fair value is calculated utilizing the provisions of Accounting Standards Codification 718, Stock Compensation. See Note 17 to the consolidated financial statements in our 2013 Annual Report on Form 10-K for further information regarding assumptions underlying the valuation of equity awards. The grant date fair value of annual stock awards made during 2013 was $42.81 per share. Mr. Draper, Mr. Adik, Ms. Bradley, Ms. Johnson, Mr. Maslowe and Mr. Peoples deferred their 2013 grants under the deferred compensation plan described below. The deferred share units outstanding as of December 31, 2013, are as follows: Mr. Draper – 85,827; Mr. Adik – 47,058; Ms. Bradley – 9,919; Ms. Johnson – 59,590; Mr. Maslowe – 53,273; and Mr. Peoples – 31,248.

Director Stock Ownership
We believe it is important that the interests of our Board members are aligned with the interests of our stockholders. Accordingly, we have robust stock ownership guidelines for our non-employee directors. Our stock ownership guidelines require each non-employee director to retain at least five times the value of his or her annual cash Board and committee chair retainer(s) in common stock or deferred stock units within five years of commencing service on our Board.
Each of our directors has satisfied his or her stock ownership guideline requirements and has continued to increase his or her ownership level in excess of the requirements. This has resulted in our Board, in the aggregate, maintaining one of the highest stock ownership levels of any of our peers. The table set forth below shows the non-employee Board members’ stock ownership levels as of December 31, 2013.

Name	Stock Ownership Requirement ($)	Number of Shares or DSUs Owned (#)	Value of Shares or DSUs Owned (1) ($)	Ownership as a Percent of Requirement (1) (%)
E. Linn Draper Jr., Chairman	625,000	85,827	3,718,026	595%
Stephen P. Adik	175,000	67,058	2,904,953	1,660%
Dorothy M. Bradley	125,000	13,521	585,730	469%
Dana J. Dykhouse	125,000	14,750	638,970	511%
Julia L. Johnson	155,000	59,590	2,581,439	1,665%
Philip L. Maslowe	175,000	53,273	2,307,786	1,319%
Denton Louis Peoples	125,000	34,247	1,483,580	1,187%

(1)	Value and ownership percentage calculated as of December 31, 2013, using a closing stock price of $43.32.
As important as it was to achieve the required stock ownership levels, we and our Board believe it is equally significant that our non-employee directors have continued to retain and increase their stock ownership after meeting their stock ownership guidelines. None of our non-employee directors have sold or otherwise transferred any of their shares of our common stock.
Based on an analysis performed by Towers Watson in 2013, in terms of shares beneficially owned, the level of stock ownership of our non-employee directors as a whole is at the 88th percentile when compared with our peers. This level of ownership in comparison to our peers is significant because the same analysis showed that (a) our Board has fewer non-employee directors than any of our peers, (b) our Board member

53

Compensation of Executive Officers and Directors

with the lowest ownership level owns more than any other corresponding peer and (c) our Board member at the median ownership level owns more than any other corresponding peer.
Thus, our Board, the smallest board in our peer group, has one of the highest aggregate stock ownership levels and our individual Board members compare favorably with, and in many instances outrank, their peers.
Stock Ownership Information
Our common stock is currently the only class of voting securities. The number of shares noted in the tables below are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of option, warrant or right.
Security Ownership of Directors and Management
The following table sets forth certain information as of February 24, 2014, with respect to the beneficial ownership of shares of our common stock owned by our current directors, the named executive officers and by all of our directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Unrestricted Shares of Common Stock Beneficially Owned Directly (#)	Unrestricted Shares of Common Stock Beneficially Owned Indirectly (#)	Deferred Stock Units (#)	Total Shares of Common Stock Beneficially Owned (#)	Percent of Common Stock (%)
Stephen P. Adik (1)	—	20,000	49,808	69,808	*
E. Linn Draper Jr.	—	—	90,268	90,268	*
Dorothy M. Bradley	3,602	—	12,668	16,270	*
Dana J. Dykhouse	14,750	—	—	14,750	*
Julia L. Johnson	—	—	62,340	62,340	*
Philip L. Maslowe	—	—	56,217	56,217	*
Denton Louis Peoples	3,000	—	34,011	37,011	*
Robert C. Rowe (2)	6,677	4,230	89,686	100,593	*
Brian B. Bird	51,447	—	—	51,447	*
Heather H. Grahame	11,521	—	—	11,521	*
Curtis T. Pohl	12,083	—	—	12,083	*
Kendall G. Kliewer	4,874	—	11,703	16,577	*
Directors and Executive Officers as a Group (16 persons)	144,630	24,230	410,373	579,233	1.5
* Less than 1%.

(1)	Shares held indirectly by Mr. Adik represent shares held in a trust of which Mr. Adik and his spouse are co-trustees.

(2)	Shares held indirectly by Mr. Rowe represent shares held in a SEP IRA owned by Mr. Rowe.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely on information furnished to us and contained in reports filed with the SEC, as well as written representations that no other reports were required, NorthWestern believes that during 2013 all of its directors and executive officers timely filed all reports required by Section 16 of the Exchange Act.

54

Security Ownership of Certain Beneficial Holders
The following table sets forth information regarding whom we know to be the beneficial owners of more than five percent of our issued and outstanding common stock as of February 24, 2014. Such information is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Percent of Common Stock (%)
BlackRock, Inc. (1)	4,425,064	11.5
40 East 52nd Street, New York, NY 10022

The Vanguard Group, Inc. (2)	2,478,781	6.4
100 Vanguard Blvd., Malvern, PA 19355

T. Rowe Price Associates, Inc. (3)	2,283,215	5.9
100 E. Pratt Street, Baltimore, MD 21202

JPMorgan Chase & Co. (4)	2,099,265	5.4
270 Park Avenue, New York, NY 10017

(1)
Reflects shares beneficially owned by BlackRock, Inc. as of December 31, 2013, according to a statement on Schedule 13G filed with the SEC on January 10, 2014, which indicates that the beneficial owner, a holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G), has sole voting power with respect to 4,297,074 shares and sole dispositive power with respect to 4,425,064 shares. The beneficial owner holds shared voting or dispositive power with respect to none of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(2)
Reflects shares beneficially owned by The Vanguard Group, Inc., as of December 31, 2013, according to a statement on Schedule 13G filed with the SEC on February 12, 2014, which indicates that the beneficial owner, an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E), has sole voting power with respect to 86,326 shares and sole dispositive power with respect to 2,424,055 shares. The beneficial owner has shared dispositive power with respect to 54,726 shares and shared voting power with respect to none of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(3)
Reflects shares beneficially owned by T. Rowe Price Associates, Inc. as of December 31, 2013, according to a statement on Schedule 13G filed with the SEC on February 10, 2014, which indicates that the beneficial owner, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting power with respect to 538,790 shares and sole dispositive power with respect to 2,283,215 shares. The beneficial owner holds no shared voting or dispositive power with respect to any of the shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

(4)
Reflects shares beneficially owned by JPMorgan Chase & Co., as of December 31, 2013, according to a statement on Schedule 13G filed with the SEC on January 17, 2014, which indicates that the beneficial owner, a holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G), has sole voting power with respect to 2,043,596 shares and sole dispositive power with respect to 2,098,723 shares. The beneficial owner has shared voting power with respect to 542 shares and shared dispositive power with respect to 542 shares. The Schedule 13G certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of NorthWestern Corporation.

55

Proposals Requiring Your Vote
At the annual meeting, stockholders will consider and our Board asks you to vote on the following items of business:

Œ	Election of all the members of our Board for a one-year term. The eight individuals nominated for election are currently serving on our Board.
	Ratification of the appointment of our independent registered public accounting firm for 2014. We have appointed Deloitte & Touche LLP for this role.
Ž	Approval of our equity compensation plan.
	Approval of the compensation for our named executive officers through an advisory sayon-pay vote.
	Transaction of any other matters and business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
The first four proposals listed above are discussed individually in more detail on the following pages of this proxy statement and will be presented at the annual meeting for your vote.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.
When voting by Internet or telephone, you will be instructed how to cast your vote for or against or to abstain from voting on these proposals. If you received a printed copy of your proxy materials, space is provided on the proxy card to vote for or against or abstain from voting on each of the proposals.

56

Proposal 1
Election of Directors
Our Board is nominating eight individuals for election as directors at the annual meeting. All nominees are currently serving as directors of the company. In accordance with our Certificate of Incorporation and our Bylaws, all members of our Board are elected annually, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Our Bylaws currently authorize a Board consisting of not fewer than five nor more than 11 persons. We currently have eight seats on our Board; however, if any director is unable to complete his or her term, the Board, by resolution, may reduce the number of directors or choose a substitute to fill the vacated position.

The Board of Directors recommends a vote “FOR” election of our eight nominees.
The nominees for election to the eight positions on our Board, selected by our NCG Committee and proposed by our Board to be voted upon at the annual meeting, are:

Stephen P. Adik	Julia L. Johnson
Dorothy M. Bradley	Philip L. Maslowe
E. Linn Draper Jr.	Denton Louis Peoples
Dana J. Dykhouse	Robert C. Rowe
Our goal is to maintain a diverse Board that operates cohesively and challenges management in a constructive way. The NCG Committee has not established specific minimum qualifications for director nominees or set forth specific qualities or skills that the committee believes are necessary for one or more directors to possess. Instead, in considering director candidates, the NCG Committee considers the diversity of our Board and takes into account whether the Board as a whole has the skills, experience and background that add to and complement the range of skills, experience and background of each director, based on the following: integrity, accomplishments, business judgment, experience and education, commitment, representation of stockholders, industry knowledge, independence, financial literacy, race and gender. With the exception of the company’s CEO, all of our directors are required to be independent.
When nominating persons to serve on our Board, the NCG Committee considers individuals who can add value to the strategic policymaking and oversight responsibilities of the Board and provide skills and personal experiences that add to and complement the skills, experience and background of the Board as a whole and are needed to achieve the company’s corporate objectives. A director’s ability to contribute to the Board, the time he or she has available and his or her participation on other boards also are considered because we believe these are important factors that enhance the quality of the Board’s decision-making, its oversight of management and our business overall. The NCG Committee believes that our incumbent Board members collectively possess the experience, skills and attributes necessary to lead the company to a long and successful future. The individual qualifications of each nominee are described beginning on page 11 of this proxy statement.
Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote “FOR” the election of director nominees Adik, Bradley, Draper, Dykhouse, Johnson, Maslowe, Peoples and Rowe to hold office as directors until the next annual meeting of stockholders in 2015 and until their successors are duly elected and qualified. All nominees have advised the Board that they are able and willing to serve as directors.
If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than eight nominees. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the annual meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving a plurality of votes; however,

57

Proposal 1 — Election of Directors

under our Majority Vote Policy described below, if a nominee for director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, such nominee shall immediately tender his or her resignation under the procedures in the policy.
Director Majority Vote Policy
The Board has in place a Majority Vote Policy for the election of directors. The policy provides that, in an uncontested election, any nominee for director who receives a greater number of “WITHHOLD AUTHORITY” votes from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote.
Under this policy, the NCG Committee shall promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board will act on the NCG Committee’s recommendation within 90 days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K furnished to the SEC.
Any director who tenders his or her resignation pursuant to this provision shall not participate in the NCG Committee’s recommendation or Board action regarding whether to accept the resignation offer. However, if each member of the NCG Committee receives a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. If the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers, with each director recusing himself or herself from consideration of his or her resignation offer.

The Board of Directors recommends a vote “FOR” the election of our eight nominees.

58

Proposal 2
Ratification of Independent Registered Public Accounting Firm
Our Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014, and recommends that stockholders vote for ratification of such appointment. Although action by the stockholders is not required by law, the Audit Committee and the Board have determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.
Representatives of Deloitte will be present at the annual meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions. The following table is a summary of the fees billed to us by Deloitte for professional services for the fiscal years ended December 31, 2013 and 2012:

Fee Category	Fiscal 2013 Fees ($)	Fiscal 2012 Fees ($)
Audit fees	1,304,675	1,282,650
Audit-related fees	—	—
Tax fees	113,566	180,756
All other fees	—	—
Total fees	1,418,241	1,463,406
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, internal control over financial reporting, review of the interim financial statements included in quarterly reports, services in connection with debt and equity securities offerings, and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. For 2013, this amount includes estimated billings for the completion of the 2013 audit, which were rendered after year-end.
Audit-related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” There were no audit-related fees in fiscal 2013 and 2012.
Tax Fees
Tax fees consist of fees billed for tax compliance, tax advice and tax planning.
All Other Fees
All other fees consist of fees for products and services other than the services reported above. In fiscal years 2013 and 2012, there were no other fees.

59

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

Pre-approval Policies and Procedures
Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services. Our Audit Committee follows procedures pursuant to which audit, audit-related and tax services and all permissible non-audit services, are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent public accountants for additional services not contemplated in the original pre-approval. In those instances, we will obtain the specific pre-approval of the Audit Committee before engaging the independent public accountants. The procedures require the Audit Committee to be informed of each service, and the procedures do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Pursuant to the provisions of the Audit Committee Charter, before Deloitte is engaged to render audit or non-audit services, the Audit Committee must pre-approve such engagement. For 2013, 100 percent of the tax fees were pre-approved by the Audit Committee or the Chairman of the Audit Committee pursuant to delegated authority.
Leased Employees
In connection with their audit of our 2013 annual financial statements, more than 50 percent of Deloitte’s work was performed by full-time, permanent employees of Deloitte.
The affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or represented by proxy and entitled to vote thereon is required to ratify the selection of Deloitte. Brokers may vote a client’s proxy in their own discretion on this proposal, and accordingly, “broker non-votes” will not affect the outcome of the vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted “FOR” the proposal to ratify the selection of Deloitte to serve as the independent registered public accounting firm for NorthWestern Corporation for the fiscal year ending December 31, 2014.

The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

60

Proposal 3
Approval of Equity Compensation Plan
We are asking stockholders to approve The NorthWestern Corporation Amended and Restated Equity Compensation Plan, or the Plan, which amends and restates the NorthWestern Corporation Amended and Restated 2005 Long-Term Incentive Plan, or the 2005 Plan. Accordingly, the Board approved the Plan and recommends approval by stockholders. If approved by stockholders, the Plan will become effective July 1, 2014. The Plan is an important part of our pay-for-performance compensation program. The Board considers equity compensation to be a significant component of total compensation for NorthWestern’s officers and other employees. With the expiration of the 2005 Plan on March 9, 2015, the Board feels approval of the Plan is important for the continuation of our pay-for-performance compensation program.

The Board of Directors recommends a vote FOR the approval of the Plan.
To approve the Plan, a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal must be voted “FOR,” provided that the total number of votes cast on the proposal represents more than 50 percent of the total shares outstanding and entitled to vote. Abstentions will be counted as shares present at the meeting and as votes cast on the proposal and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter or as votes cast on the proposal, but will be counted in the number of outstanding shares. Failure to instruct your brokerage firm how to vote shares held in a brokerage account could impair our ability to get the Plan approved. If stockholders do not approve Proposal 3, the amendment and restatement of the 2005 Plan as the Plan will not become effective, and the 2005 Plan will continue to remain in effect until its expiration on March 9, 2015.
As indicated above, the Plan is intended to amend and restate the 2005 Plan. The Plan contains the following significant changes from the 2005 Plan:

•	600,000 additional shares of common stock authorized for issuance under the Plan;

•
The addition of “conversion awards” that permit the Company to issue awards under the Plan in connection with conversion or assumption of awards held by employees of an entity acquired or merged into the Company. Such conversion awards will not count toward the overall share limit under the Plan;

•	Acceleration of outstanding awards upon a change of control is no longer automatic, but instead will be up to the discretion of the HR Committee; and

•	The term of the Plan will expire June 30, 2024.
In addition, several other administrative changes are reflected in the Plan to specifically accommodate electronic book-entry awards and miscellaneous changes consistent with Section 409A of the Internal Revenue Code.
The full text of the Plan is attached to this proxy statement as Appendix A. The following discussion is a summary of the Plan, and you may wish to review Appendix A in its entirety.
Purpose of the Plan
The 2005 Plan has served a critical role in our pay-for-performance compensation program. We believe equity awards are the simplest, most direct way to align the interests of our executives, senior management and board members with those of stockholders. In order to balance compensation principles with stockholder interests in limiting dilution, we generally have restricted employee equity awards to more senior positions.
A core objective of our equity awards under the 2005 Plan has been to focus on long-term sustainable results. We have granted two types of performance-based awards in recent years. The first type of award is a

61

Proposal 3 — Approval of Equity Compensation Plan

performance unit that vests, if earned, over a three-year performance period, based on the achievement of pre-established corporate financial goals and relative total stockholder return. We believe that performance-based grants — with payouts tied to financial performance, continued service over a three-year period and the value of our stock — motivate our executives and other leaders at our company to focus on long-term improvement in stockholder value. The second type of award is a restricted share unit award that also utilizes performance measures, but over a five-year performance period. These restricted share units address our executive retirement/retention objectives as well as our core objective of long-term sustainable results.

The 2005 Plan also provides the means for the annual stock-based compensation paid to our Board members and the means for Board members and certain employees to defer all or a portion of certain of their compensation into deferred share units of company stock.
Highlights of the Plan

•	No discounted awards. Awards that have an exercise price or base value cannot be granted with an exercise price or base value less than the fair market value on the grant date.

•	No evergreen provision. There is no evergreen feature under which the shares authorized for issuance under the Plan can be automatically replenished.

•
No repricing or replacement without stockholder approval. The Plan does not permit repricing of options or share appreciation rights or the exchange of underwater options or share appreciation rights for cash or other awards with an exercise price that is less than the exercise price of the original awards without stockholder approval, except in connection with certain corporate transactions involving NorthWestern or a change in control.

•
No liberal share recycling. Shares delivered to the company to pay the exercise price or withholding taxes in connection with the exercise of an outstanding stock option or share appreciation right, and shares otherwise transferred or relinquished in connection with any stock option or share appreciation right do not become available for issuance as future awards under the Plan.

•	No dividends on unvested awards. The Plan prohibits the payment of dividends and dividend equivalents on unvested performance units, options and share appreciation rights.

•
No automatic acceleration upon a change in control. Vesting of awards under the Plan does not automatically accelerate upon a change in control of the company. The Plan provides the HR Committee with discretion to accelerate awards.

•
Material amendments that require stockholder approval. Material changes, including increasing the number of shares authorized for issuance and changing the restrictions on repricing, require stockholder approval.

•	Administered by an independent HR Committee. The Plan is administered by the HR Committee of our Board; the HR Committee is made up entirely of independent directors.
Additional Shares to be Authorized Under the Plan
As described above, equity compensation is a significant component of the total compensation of our officers and other employees. The Plan supports this overall compensation strategy by providing a means for granting equity awards to attract and retain talent. The material change to the Plan approved by the HR Committee and the Board is an increase in the number of shares of common stock authorized under the Plan.
As of February 24, 2014, there are 563,417 unused shares that are available for awards under the 2005 Plan out of the 2,037,637 shares which stockholders previously authorized for use. We are seeking your authority to make an additional 600,000 shares available for awards under the Plan. If approved, a total of 2,637,637 shares would be authorized under the plan, with 1,163,417 shares unused and available for awards.

62

Proposal 3 — Approval of Equity Compensation Plan

Factors Considered
In setting the number of proposed additional shares issuable under the Plan, the HR Committee and the Board considered a number of factors. These factors, each of which is discussed in greater detail below, included:

•	Shares currently available under the Plan and how long the shares available (both currently and assuming the approval by stockholders of this Proposal 3) are expected to last.

•	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as burn rate).

•	Impact of total outstanding equity awards under the Plan.

•	Expected value transfer and dilution.

•	Compliance with Internal Revenue Code section 162(m).
Shares Currently Available under the Plan. As of February 24, 2014, we had 38,815,464 shares of common stock issued and outstanding (not including treasury shares) and 563,417 shares of common stock were available for future awards under the Plan, assuming unvested performance stock awards at target (293,145 shares available with such awards at maximum). The HR Committee and the Board considered that the shares currently available under the Plan may not be sufficient to cover future equity awards in the near term. As of February 24, 2014, the proposed 600,000 additional shares would represent approximately 1.5 percent of the then-issued and outstanding shares of common stock, and, assuming the approval by stockholders of this Proposal 3, the aggregate of approximately 1,163,417 shares remaining available under the Plan would represent approximately 3 percent of the then-issued and outstanding shares of common stock. The proposed additional shares, together with shares currently available under the Plan are expected to be sufficient, based on historical granting practices and the recent trading price of our common stock, to cover awards for approximately five years.
Historical Equity Award Practices. In setting and recommending to stockholders the increase in the number of shares authorized under the Plan, the HR Committee and the Board also considered the historical number of equity awards utilized under the Plan in the past two years. In 2011, 2012 and 2013, we used 110,326 shares, 178,255 shares and 178,607 shares, respectively, of the shares authorized under the Plan with respect to (1) vested performance share units awards, (2) the annual equity portion of our Board member compensation, and (3) deferred share units elected to be received by participants in lieu of compensation or vested awards.
Further, the HR Committee and the Board considered an analysis conducted by the HR Committee’s independent compensation consultant, which determined our three-year average burn rate of 1.26 percent, based on our annual stock price volatility of 17.4 percent and the assignment of a 3.0 multiplier for restricted shares or other full value awards. The table that follows depicts our average burn rate, as calculated by the HR Committee’s independent compensation consultant, adjusting the full-value shares granted under the Plan by the 3.0 multiplier. The resulting average burn rate is significantly lower than the industry thresholds established by certain major proxy advisory firms.

Fiscal Year	Options Granted	Full-Value Shares Granted	Total Granted (1)	Basic Weighted Average Common Shares Outstanding	Burn Rate
2013	—	178,255	534,765	38,144,852	1.40%
2012	—	178,607	535,821	36,847,427	1.45%
2011	—	110,326	330,978	36,258,463	0.91%
				Three-year avg. burn rate	1.26%

(1)	Total Granted = (Options Granted + Full-Value Shares Granted) multiplied by the 3.0 multiplier.

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Proposal 3 — Approval of Equity Compensation Plan

Impact of Total Outstanding Equity Awards under the Plan. The HR Committee and the Board also considered the total number of equity awards outstanding under the Plan. Since the inception of the Plan in 2005, stockholders have approved the issuance of up to 2,037,637 shares. As of February 24, 2014, there are a total of 707,273 shares of common stock to be issued on the exercise of outstanding awards under the Plan, which total includes 296,900 shares for outstanding performance awards at target, and 410,373 shares for outstanding deferred share units. The table below lists the total shares authorized and issued under the Plan as of February 24, 2014 and the shares needed for outstanding awards and deferrals.

Total Shares Authorized under the Equity Plan as of February 24, 2014
Total shares authorized under Plan	2,037,637
Shares issued under Plan	1,474,220
Shares needed for outstanding awards at target	296,900
Shares needed for outstanding awards at maximum (1)	567,172
Shares needed for outstanding deferred share units	410,373
Unexercised stock options to purchase shares of common stock	—

(1)
Represents shares needed for (a) performance units awards assuming performance at maximum for the three-year performance cycles ending December 31, 2014, 2015 and 2016 and (b) our ERRP restricted share units for our five-year performance cycles ending December 31, 2016, 2017 and 2018. Actual performance of performance awards for the three-year performance cycle ending December 31, 2013 was 92.5 percent. Actual performance of our ERRP restricted share units awards will not be available until the first of such annual awards vests on December 31, 2016.

Expected Value Transfer and Dilution. In addition, the HR Committee and the Board considered the stockholder value transfer and dilution policies of certain institutional investors and major proxy advisory firms. They also considered the fact that the additional 600,000 shares proposed to be authorized under the Plan, along with the shares currently available under the Plan and associated with outstanding equity awards, are expected to result in basic dilution of 4.82 percent.
Basic dilution is calculated as shown below.

Basic	=	(Plan shares currently available) + (Plan shares to be issued on exercise or conversion of outstanding equity awards) + (additional Plan shares proposed to be authorized)
Dilution		Total number of issued and outstanding shares of common stock (excluding treasury shares)

4.82%	=	(563,417) + (707,273) + (600,000)
38,815,464
Compliance with Internal Revenue Code section 162(m). Performance-based awards granted under the Plan are intended to be eligible to qualify as “performance-based compensation” that would be fully deductible under Internal Revenue Code section 162(m). The HR Committee and the Board further considered that stockholders last approved the Plan in 2011 and that, in order for awards issuable under the Plan to be eligible to qualify as “performance-based compensation” (and therefore qualify for exemption from the tax deduction limitations under Internal Revenue Code section 162(m)), the performance goals and other material terms of the Plan must be approved by stockholders at least every five years.
In addition to satisfying New York Stock Exchange requirements and requirements under the Internal Revenue Code relating to incentive stock options, stockholder approval of the Plan will also constitute reapproval of the performance goals and other material terms of the Plan in order to be eligible to qualify as “performance-based” compensation for purposes of Internal Revenue Code section 162(m), as described below.

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Proposal 3 — Approval of Equity Compensation Plan

Material Features of the Equity Compensation Plan
The following description of the material features of the Plan is qualified in its entirety by reference to Appendix A, which contains the complete text of the Plan.
Administration
The Plan provides that the HR Committee will administer the Plan, but the Board may act in lieu of the Committee on any matter, subject to compliance with Internal Revenue Code section 162(m) and Section 16(b) of the Securities Exchange Act of 1934. The Plan also provides that each individual member of the HR Committee must be independent under applicable standards or regulations adopted by the New York Stock Exchange (or any such other national securities exchange on which the shares of our common stock may be listed). Because the HR Committee is currently performing administration duties, throughout the following discussion we refer to the administrator as the HR Committee. The HR Committee has full and final authority under the Plan to determine eligibility and types and terms of awards and to interpret and administer the Plan.
Prohibition on Repricing and Buy-Outs of Options and Share Appreciation Rights
Without stockholder approval, the HR Committee may not amend outstanding options or share appreciation rights to reduce the exercise price of the award or cancel options or share appreciation rights in exchange for either cash or other securities or other awards or options or share appreciation rights with an exercise price that is less than the exercise price of the original options or share appreciation rights, except in connection with a change of control or a corporate transaction involving NorthWestern, including, for example, a stock dividend, stock split, combination of shares, recapitalization, reclassification or other change in our capital structure, or any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or any other transaction or event described in the Plan’s award adjustment provisions.
Eligibility
Awards may be made to any of our employees (as of December 31, 2013, we had approximately 1,500 employees) and members of our Board. In determining which employees will receive awards, the HR Committee will consider such factors as it deems relevant in order to promote the purposes of the Plan. In 2014, we anticipate that approximately 100 employees and all of the members of our Board will receive awards under the Plan.
Types of Awards
Awards may be in the form of performance awards, restricted shares, restricted share units, unrestricted shares, deferred share units, options, share appreciation rights and other awards including the payment of stock in lieu of cash under our other incentive or bonus programs or otherwise and payment of cash based on attainment of performance goals. Share-based awards relate to shares of our common stock.
To date, only performance awards, restricted shares, restricted share units, unrestricted shares and deferred share units have been granted under the 2005 Plan. We have not granted any options or share appreciation rights under the 2005 Plan. We do not anticipate changing these practices under the Plan.
Performance Awards
The HR Committee may award performance units. Subject to the limits in the Plan, the HR Committee has discretion to determine the number of performance units to be awarded and the terms and conditions of the awards, including the applicable performance period and specific performance goals. The Plan prohibits the payment of dividends and dividend equivalents on unvested performance units. The value of a performance unit paid in shares is based on the fair market value of a share of our common stock at the time of grant. The extent to which the performance goals are met during the performance periods established by the HR Committee will determine the number and/or value of performance units that will be paid to employees.

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Payment of the value of earned performance units after the end of the performance period will be made in cash or stock or a combination of cash and stock, as determined by the HR Committee. The awards may be granted subject to such other restrictions and terms as the HR Committee determines. Each award is evidenced by an agreement that specifies the number of units being awarded, any restrictions or vesting conditions, the performance goals and any other terms the HR Committee may deem appropriate such as provisions relating to a change of control and dividend equivalent rights. To date, performance units have been the primary awards granted under the 2005 Plan, and all award agreements have provided that no dividends will be paid on any unvested awards.
Restricted Shares, Restricted Share Units and Unrestricted Shares
The HR Committee also may award restricted and unrestricted shares of our common stock and restricted share units. Subject to the limits in the Plan, the HR Committee has discretion to determine the number of shares or units to be awarded and the terms and conditions of the awards, including performance goals. The right to vest or receive distributions or payments with respect to restricted share and restricted share unit awards may be conditioned upon attainment of performance goals or continued service. Each award is evidenced by an agreement that specifies the number of shares or units being awarded, any restrictions or vesting conditions, any applicable performance goals and other terms the HR Committee may deem appropriate, such as provisions relating to a change of control and a participant’s termination of employment.
Restricted share units are settled in shares of our common stock.
During the restricted period, restricted shares and restricted share units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Under the Plan, employees holding restricted shares may exercise full voting rights with respect to those shares during the restriction period and, unless otherwise provided in an award agreement, upon vesting, will receive an amount equal to any cash dividends (plus, in the discretion of the HR Committee, simple interest) and a number of shares equal to any stock dividends, which were declared and paid during the restricted period. However, none of our outstanding award agreements provide for voting rights or the payment of any dividends prior to the vesting of such awards. We do not anticipate changing our practice, notwithstanding the language of the Plan.
To date, we have issued unrestricted shares under the 2005 Plan only with respect to the annual equity portion of our Board member compensation. Going forward, we do not anticipate issuing unrestricted shares under the Plan other than with respect to the annual equity portion of our Board member compensation.
Deferred Share Units
The HR Committee also may permit select individuals (as described in the Plan) to forego, or defer, the receipt of cash or other compensation (including any awards made under the Plan), and in place of such compensation receive deferred share units having a fair market value equal to the awards or other compensation deferred. Unless an award agreement provides otherwise, any person electing to defer compensation and receive deferred share units are 100 percent vested at all times in any shares subject to the deferred share units. Following a deferring individual’s termination of service with us, such individual will receive one share of our common stock for each deferred share unit in five substantially equal annual installments as specified in the Plan, unless the individual selects a different distribution option permitted under the Plan. Dividends which are declared and paid during the deferral period are reinvested in additional deferred shares. Our director deferred plan and officer deferred plan are the means through which our directors and officers may defer receipt of cash or other compensation and receive deferred share units under the Plan. For a further discussion of the officer deferred plan, please see the “Compensation Discussion and Analysis—Other Compensation and Policies—Non-qualified Deferred Compensation” section in this proxy statement.
Options
The Plan permits the HR Committee to grant nonqualified options and incentive stock options. To date, we have not granted any nonqualified options or incentive stock options under the Plan.

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Proposal 3 — Approval of Equity Compensation Plan

Subject to the limits in the Plan, the HR Committee has discretion to determine the number of options to be awarded and the terms and conditions of the awards. The Plan prohibits the payment of dividends and dividend equivalents with respect to any option. Each award must be evidenced by an agreement that specifies the number of shares subject to the award, the exercise price, the option term and exercise periods, the vesting schedule and other terms the HR Committee may deem appropriate such as provisions relating to a change of control and vesting and forfeiture upon a participant’s termination of employment. No dividend equivalents may be provided with respect to options.
The option exercise price may not be less than the fair market value of a share of our common stock on the grant date, and the option term may not exceed ten years. Options may be exercised by delivery of a notice of intent to purchase a specific number of shares. Payment may be made in cash or its equivalent, by tendering previously acquired shares of common stock, by means of a broker-assisted cashless exercise, or any combination of the foregoing.
Options may not be granted with a reload feature, which entitles the option holder to receive additional options when exercising options by tendering shares. The HR Committee may not reprice any options without stockholder approval, including the cancellation of options in exchange for options with a lower exercise price or for cash or other securities (other than in connection with certain corporate transactions involving NorthWestern or a change in control).
Share Appreciation Rights
The Plan permits the HR Committee to grant share appreciation rights. To date, no share appreciation rights have been granted under the Plan. Subject to the limits in the Plan, the HR Committee has discretion to determine the number of share appreciation rights to be awarded and the terms and conditions of the awards. The Plan prohibits the payment of dividends and dividend equivalents with respect to share appreciation rights. Each award is evidenced by an agreement that specifies the number of shares subject to the award, the base value of the award, the award’s term and exercise periods, the vesting schedule and other terms the HR Committee may deem appropriate such as provisions relating to a change of control and vesting and forfeiture upon a participant’s termination of employment. A share appreciation right’s exercise price may not be less than the fair market value of a share of our common stock on the grant date, and a share appreciation right’s term may not exceed ten years. No dividend equivalents may be provided with respect to share appreciation rights.
Share appreciation rights may be granted alone or in tandem with options or in any combination of these forms. Upon exercise of a share appreciation right, an employee will receive payment in an amount equal to the product of the excess of the fair market value of a share of our common stock on the date of exercise over the base value multiplied by the number of shares with respect to which the share appreciation right is exercised. The HR Committee may not reduce the exercise price of a share appreciation right without stockholder approval, including canceling a share appreciation right in exchange for an award with a lower exercise price or for cash or other securities (other than in connection with certain corporate transactions involving NorthWestern or a change in control).
Other Awards
The HR Committee may grant other awards which may include the payment of stock in lieu of cash, including cash payable under our other incentive or bonus programs, and the payment of cash based on attainment of performance goals established by the HR Committee. None of these other awards have been granted to date under the Plan.
Section 162(m); Performance Goals
Internal Revenue Code Section 162(m) generally limits income tax deductions of publicly-traded companies to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. Under Section 162(m), the deduction limit does not apply to certain “performance-based” compensation which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that awards granted

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under the Plan may meet the requirements for “performance-based” compensation and Section 162(m). Options and share appreciation rights granted under the Plan are intended to qualify as “performance-based” under Section 162(m) so long as they are granted at an exercise price not less than the value of our common stock on the grant date. Other awards under the Plan may qualify as “performance-based” awards under Section 162(m) if they vest or become payable only upon attainment of pre-established performance goals.
Certain awards under the Plan may be based on achievement of performance goals. These goals are established by the HR Committee and will be based on one or more of the following performance measures, which take into account the business or financial goals of the company, an affiliate or a business unit thereof:

●	basic, diluted, or adjusted earnings per share;	●	economic value added;
●	sales or revenue;	●	working capital;
●	returns on equity, assets, capital, revenue or similar measure;	●	total stockholder return; and
●	basic or adjusted net income;	●	mergers, acquisitions, sales of assets.
●	earnings before interest, taxes and other adjustments (in total or on a per share basis);
The HR Committee determines the specific performance goals using the performance measures listed above, and such performance goals and measures may be absolute in their terms or measured against or in relationship to the performance of indices or other companies, including a peer group. In addition, the HR Committee will determine each performance measure, to the extent applicable, in accordance with generally accepted accounting principles as consistently applied by the company (or such other objective standard applied by the HR Committee). If so determined and to the extent permitted under Section 162(m), the HR Committee may adjust such measure to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. To the extent an award has been designated by the HR Committee as a performance compensation award intended to qualify as performance-based compensation for purposes of Section 162(m), the performance period, the performance measure(s) and performance formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the award to fail to constitute qualified performance-based compensation under Section 162(m). Performance measures may vary from period to period and from participant to participant, and the HR Committee may establish such measures on a stand-alone basis, in tandem or in the alternative.
A vote in favor of approving the Plan will be a vote approving all the material terms and conditions of the 2005 Plan and the Plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various stock awards, in each case as described above.
Fungible Pool
Each share issued pursuant to any form of award under the Plan will reduce the number of shares available under the Plan by one share. Shares of stock underlying awards that are lapsed or forfeited restricted stock awards, that are expired or canceled, that are settled in cash, or that are otherwise settled without delivery of shares of stock will not be treated as having been issued under the Plan. Shares which are used to pay the exercise price for an option or share appreciation right and shares withheld to pay taxes will be treated as having been issued under the Plan. With respect to stock-settled share appreciation rights, the full number of shares underlying the exercised portion of the share appreciation right will be treated as having been issued under the Plan (regardless of the number of shares actually used to settle the share appreciation right upon exercise).

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Proposal 3 — Approval of Equity Compensation Plan

Limits on Awards
The Plan contains the following per-participant limitations on awards granted under the Plan so that such awards will qualify as “performance-based compensation” under Internal Revenue Code section 162(m):

•	The total number of shares of stock with respect to which options or share appreciation rights may be granted in any calendar year to any participant may not exceed 200,000 shares.

•	The maximum performance awards that may be received for any one performance period for any one participant may not exceed 200,000 shares and $1,000,000 in cash.
Elective Share Withholding
Under the Plan, an employee is deemed to have directed the Company, in the absence of any other arrangement, to withhold shares with a fair market value in an amount required to satisfy the minimum federal, state and local tax withholding requirements upon the vesting of a performance share or performance share unit award, the exercise of an option or share appreciation right, the vesting of a restricted share or restricted share unit award, or any other taxable event in respect to an award granted under the Plan.
Limits on Transferability
In general, awards are not assignable or transferable other than by will or the laws of descent and distribution. The HR Committee, in its discretion may provide that an award, other than an incentive share option, may be transferred to certain family members or to a trust, foundation, or any other entity meeting certain ownership requirements.
Forfeitability
Unless otherwise provided by the HR Committee or in an award agreement, if a participant has a termination of employment, all awards will terminate and be forfeited on the date of such termination of employment. Typically, the HR Committee has prescribed that, subject to exceptions for death, disability and retirement, all unvested awards will terminate and be forfeited on the date of an employee’s termination of employment or failure to achieve specific performance goals.
Adjustments for Certain Events
The HR Committee will make proportional adjustments to the maximum number of shares of common stock that may be delivered under the Plan and to outstanding awards to reflect stock dividends, stock splits, spin-offs, rights offerings, recapitalizations, mergers, consolidations, reorganizations, liquidations, or similar events. In the event of a change of control, the Plan gives the HR Committee the discretion to accelerate the vesting of awards.
Amendment, Modification and Termination of the Plan
The Board may amend, alter, suspend, or terminate the Plan at any time and in any respect, provided that no amendment will (1) increase the total number of shares of common stock that can be issued under the Plan or (2) modify the repricing or replacement provisions of the Plan, unless in each instance the amendment is approved by our stockholders. No amendment, modification, or termination of the Plan may materially affect in an adverse way any award then outstanding under the Plan, without an employee’s written consent, unless otherwise provided in the Plan or required by applicable law.
Duration of the Plan
The Plan will remain in effect until (1) the shares authorized for use under the Plan are exhausted or (2) June 30, 2024, whichever occurs first.

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Proposal 3 — Approval of Equity Compensation Plan

Federal Income Tax Consequences
The following is a general summary of the United States federal income tax consequences related to awards that have been or may be granted under the Plan. The federal tax laws may change, and the federal, state and local tax consequences for any employee will depend upon his or her individual circumstances. This summary does not address all potential tax consequences related to awards, such as estate and gift taxes, foreign taxes and state and local taxes.
Nonqualified Stock Options
Generally an employee will not have any taxable income, and we are not entitled to any deduction on the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option (or, generally, upon the exercise of an incentive stock option followed by a disqualifying disposition, described below), the employee recognizes ordinary income equal to the excess of the fair market value of the shares acquired over the option exercise price, if any, on the date of exercise. We are generally entitled to a deduction equal to the compensation taxable to the employee as ordinary income, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code. Any such income is also considered wages and, as such, is subject to income, Social Security and Medicare taxes. If an employee disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the employee will recognize capital gain or loss in an amount equal to the difference between the employee’s basis in the shares sold and the total amount realized upon disposition.
Incentive Stock Options
Generally an employee does not recognize taxable income on the grant or exercise of an incentive stock option, and no federal income, Social Security, or Medicare taxes will be withheld upon such grant or exercise. However, the excess of the fair market value on the exercise date over the option exercise price is included in alternative minimum taxable income and thus may trigger alternative minimum tax.
Upon the disposition of shares of common stock acquired on exercise of an incentive stock option more than one year after the exercise date, and more than two years after the grant date, the employee will normally recognize a capital gain or loss, as the case may be. This gain or loss is measured by the difference between the common stock’s sale price and the exercise price. We will not be entitled to a tax deduction on the grant or exercise of an incentive stock option or on the disposition of common stock acquired upon the exercise of an incentive stock option.
If, however, an employee disposes of the shares of common stock acquired upon the exercise of an incentive stock option either before the one year period after exercise, or before the two year period after the grant date, the difference between the exercise price of such shares and the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the sale price will constitute compensation taxable to the employee as ordinary income. We are generally allowed a corresponding tax deduction equal to the amount of the compensation taxable to the employee. If the sale price of common stock exceeds the fair market value on the exercise date, the excess will be taxable to the employee as capital gain. We are not allowed a deduction with respect to any such capital gain recognized by the employee.
Use of Common Stock to Pay Option Exercise Price of Nonqualified Option
If an employee delivers previously acquired common stock in payment of all or part of the option exercise price of a nonqualified stock option, there will be no recognition of taxable income or loss of any appreciation or depreciation in value of the tendered common stock. The employee’s tax basis in, and capital gain holding period for, the tendered stock carries over to an equal number of the option shares received. The fair market value of the shares received in excess of the tendered shares constitutes compensation taxable to the employee as ordinary income. We may be entitled to a tax deduction equal to the compensation income recognized by the employee.

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Proposal 3 — Approval of Equity Compensation Plan

Use of Common Stock to Pay Option Exercise Price of Incentive Stock Option
If an employee delivers previously acquired common stock in payment of all or part of the incentive stock option exercise price (other than stock acquired on exercise and not held for the required holding periods), the employee will not recognize as taxable income or loss any appreciation or depreciation in the value of the tendered stock after its acquisition date. The employee’s tax basis in, and capital gain holding period for, the tendered stock carries over to an equal number of the option shares received. Shares received in excess of the tendered shares have a tax basis equal to the amount paid, if any, in excess of the tendered shares, and such shares’ holding period will begin on the date of exercise.
If an employee delivers previously acquired common stock that was acquired upon the exercise of an incentive stock option that was not held for the required holding periods, ordinary income will be recognized by the employee, and we will generally be entitled to a corresponding compensation deduction. The employee’s basis in the shares received in exchange for the tendered shares will be increased by the amount of ordinary income recognized.
Share appreciation rights
An employee will not have any taxable income on the grant of share appreciation rights. Upon the exercise of share appreciation rights, the employee recognizes ordinary income equal to the fair market value of the shares and cash received. We will be entitled to a corresponding compensation deduction. Any such ordinary income is also considered wages and, as such, is subject to income, Social Security and Medicare taxes. If share appreciation rights are settled in shares of our common stock, then upon a subsequent disposition of such shares the employee will recognize capital gain or loss in an amount equal to the difference between the employee’s basis in the shares sold and the total amount realized upon disposition.
Unrestricted Shares and Restricted Share Awards
Generally, an employee will not have any taxable income on the grant of restricted stock, and we will not be entitled to a deduction at the time of grant. When shares of restricted stock are no longer subject to a substantial risk of forfeiture, the employee will recognize ordinary income in an amount equal to the fair market value of the shares, less the amount paid, if any, for the shares. Alternatively, an employee may elect to be taxed at the time of grant, in which case the employee will recognize ordinary income on the grant date equal to the fair market value of the shares on the grant date. In either case, we will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the employee. Unless the employee elects to be taxed on the grant date of restricted stock, any dividends paid on restricted stock are taxed as ordinary income (rather than dividend income) to the employee and are deductible by us. If an employee elects to be taxed on the grant date of restricted stock, any dividends paid on the restricted stock will be taxed as dividend income, rather than ordinary income. With respect to unrestricted stock, an employee will recognize ordinary income at the time of grant in an amount equal to the fair market value of the stock on that date, and we will generally be entitled to a deduction in the same amount. Compensation with respect to restricted stock and unrestricted stock is subject to income, Social Security and Medicare taxes. Upon the disposition of any shares acquired pursuant to an unrestricted stock or restricted stock award, any gain or loss, based on the difference between the employee’s basis in the shares sold and the total amount realized upon disposition, will be taxed as capital gain or loss.
Restricted Share Units, Performance Units and Performance Share Awards
An employee will not have any taxable income on the grant of restricted stock units, performance units, or performance stock. Upon the delivery of shares or payment of cash with respect to restricted stock units, performance units, or performance stock, the employee generally will be required to include as ordinary income in the year of receipt an amount equal to the cash received and/or the fair market value of shares of stock received, and we will be entitled to a deduction in an amount equal to the same amount. Compensation with respect to restricted stock units, performance units and performance stock is subject to income, Social Security and Medicare taxes. If shares of our common stock are received in settlement of any restricted stock units, performance units, or performance stock award, then upon a subsequent disposition of such shares

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the employee will recognize capital gain or loss in an amount equal to the difference between the employee’s basis in the shares sold and the total amount realized upon disposition.
Internal Revenue Code Section 409A
Certain awards under the Plan, depending in part on the specific terms and conditions of such awards, may be considered “non-qualified deferred compensation” subject to the requirements of Internal Revenue Code section 409A, which regulates deferred compensation arrangements. If the terms of such awards do not meet the requirements of Internal Revenue Code section 409A, then the violation may result in an additional 20 percent tax obligation, plus penalties and interest for such participant.
Other Information
New Plan Benefits Resulting From Approval of Plan
It is not possible at this time to determine the benefits or amounts of awards that will be made in the future as a result of the increased number of shares of common stock authorized and the other revised provisions of the Plan.
The entire text of the Plan is set forth in Appendix A to this proxy statement.

The Board of Directors recommends a vote “FOR” approval of the equity compensation plan.

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Proposal 4
Advisory Vote to Approve Named Executive Officer Compensation
The company is providing stockholders an opportunity to provide an advisory vote to approve named executive officer compensation, or a say-on-pay vote, as required by Section 14A of the Exchange Act. At our annual meeting in 2013, we asked our stockholders to approve, on an advisory basis, a say-on-pay resolution regarding the compensation of our named executive officers, as disclosed in the proxy statement for that meeting. Our say-on-pay resolution and the 2012 compensation of our named executive officers was approved by 94.4 percent of the shares present and entitled to vote on the matter.
Through the say-on-pay vote, we are asking you to support the compensation of our named executive officers as we have described it in this proxy statement. The say-on-pay vote is seeking advisory approval of the compensation of our named executive officers. We hold advisory votes on executive compensation every year. Our Board decided on annual votes after most of our stockholders voted for that preference in 2011. We will continue to hold annual advisory votes on executive compensation until our next vote on the frequency of stockholder votes on executive compensation, which will occur at our 2017 annual meeting.
Your say-on-pay vote will provide insight and guidance to us and our Board regarding your sentiment about our executive compensation philosophy, policies and practices. While the say-on-pay vote is advisory and not binding on our company, we and our Board will consider the guidance received by the vote when determining executive compensation for the remainder of 2014 and beyond. For the reasons summarized below, we ask that you support our executive compensation and vote in favor of the say-on-pay proposal outlined below.

The Board of Directors recommends a vote “FOR” adoption of the resolution approving, on an advisory basis, the compensation of the company’s named executive officers, as described in this proxy statement.

We consider our executive compensation programs to be instrumental in helping us achieve strong financial performance and other key non-financial objectives, such as safety, reliability and customer satisfaction. Our programs are designed to attract, motivate and retain a highly qualified executive team that is able to achieve corporate objectives and create long-term stockholder value. Our HR Committee, which is composed entirely of independent members, and our Board believe the company’s overall executive compensation program is structured to reflect a strong pay-for-performance philosophy and aligns the long-term interests of our executives and our stockholders. The “Compensation Discussion and Analysis,” or CD&A, section, starting on page 25 of this proxy statement, and the “Compensation of Executive Officers and Directors” section, starting on page 45, provide more detailed discussions of our specific executive compensation programs.
Our compensation programs are substantially tied to our key business objectives and the success of our stockholders. As described in the “Compensation Discussion and Analysis” section, one component of our compensation philosophy is that a significant portion of our executives’ compensation should be at risk in the form of incentive awards that are paid, if earned, based on individual and company performance. Our short-term and long-term incentive programs demonstrate this philosophy. More than half (55 percent) of the weighting of the potential annual incentive payment an executive may earn is tied to the company’s success in achieving a net income target established by our HR Committee and approved by our Board. The remainder of the potential annual incentive payment is focused on achieving excellence in operations. With respect to our long-term incentive program, the number of shares actually earned pursuant to long-term incentive awards is based on ROAE, net income growth and TSR relative to our peer group. If the value we deliver to our stockholders declines, so, too, does the compensation we deliver to our executives.
In addition, we have designed the framework of our short-term and long-term incentive programs for the long haul. Our Board established the framework for our short-term incentive program in 2005. Since establishment, the primary revisions to the program have been with respect to annual targets, generally, to require improvement on a year-over-year basis. Our Board established a long-term incentive plan in 2005. In 2009, our Board granted performance-based awards to the company’s senior employees whose work directly

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Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation

affects our financial results and incorporated performance-based metrics over a three-year period with cliff vesting at the end of that period. The first payouts under such awards occurred in early 2012. In addition, payout of our executive retention / retirement program restricted share units are conditioned on the company’s financial performance over a five-year period with cliff vesting at the end of such period and, if earned, are paid out over a five-year period after the executive’s separation from service with the company.
We believe this framework has contributed greatly to aligning the interests of our stockholders and executives. As illustrated by the following graphics, relative to our peers, we are providing strong financial results, with our TSR over the past one- and three-year periods in the top quartile. Meanwhile, our CEO pay has been among the lowest in our peer group, ranking third lowest over the same periods. The CD&A contains additional details concerning our performance and compensation relative to our peers as depicted in the graphics below.

3-YEAR
3rd Lowest CEO Pay	4th Highest TSR
of Peers	of Peers

1-YEAR
3rd Lowest CEO Pay	3rd Highest TSR
of Peers	of Peers

Another component of our compensation philosophy is to target compensation around the middle of the competitive total compensation range, while also considering various factors, including trade area economics, turn-over, tenure, experience and other factors. Our HR Committee closely monitors the compensation programs and pay levels of executives from similar companies as to size and complexity with the assistance of an independent compensation consultant, Towers Watson.

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Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation

Our compensation philosophy also is reflected in what we don’t do:

•	We do not make multi-year guarantees for salary increases to our named executive officers.

•	We do not have perquisites for current, former and/or retired executives that differ materially from those available to employees generally.

•
We do not have any change in control payments exceeding three times base salary and target bonus. Our only change in control provision appears in the 2005 Plan and provides for the immediate vesting or cash payment of any unvested equity awards upon a change in control.

•	We do not have employment or golden parachute agreements with any of our named executive officers.

•	We do not have a non-performance-based top hat plan or separate retirement plan available only to our executive officers. We do maintain a performance-based executive retention / retirement program.

•	We do not provide tax gross-ups to our named executive officers.

•	We do not pay dividends or dividend equivalents on unvested performance shares or units.

•	We do not allow our executives to engage in hedging activities with company securities.
Finally, we believe our compensation philosophy is reflected in the high level of corporate governance we maintain over our executive compensation programs. Our HR Committee consists entirely of independent members. Moreover, our HR Committee, our CEO and our executive in charge of human resources engage in an annual talent review process to address succession and executive development for our CEO and other key executives. Our HR Committee also conducts an annual performance assessment of our CEO and determines appropriate adjustments to all elements of his total compensation based on individual and company performance.
We believe that the summary information we’ve provided with this proposal and the more detailed descriptions provided elsewhere in this proxy statement demonstrate that we and our HR Committee have designed our executive compensation programs appropriately to align the long-term interests of management and stockholders.
For all of these reasons, including what we do and don’t do, your vote in support of the compensation of our named executive officers is requested. Accordingly, the Board recommends that stockholders approve our executive compensation program by voting “FOR” the following advisory resolution:
RESOLVED, that the compensation paid to the company’s named executive officers (as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement) is hereby APPROVED.
This advisory vote to approve named executive officer compensation is not binding on the company. However, we and our Board will take into account the result of the vote when determining future executive compensation arrangements.
The affirmative vote of the holders of a majority in voting power of the shares of our common stock which are present in person or represented by proxy and entitled to vote thereon is required to approve the say-on-pay resolution set forth above. Abstentions will have the same effect as a vote against the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted “FOR” the proposal to approve, on an advisory basis, the compensation of the company’s named executive officers, as set forth in the company’s 2014 proxy statement.

The Board of Directors recommends a vote “FOR”
adoption of the resolution approving, on an advisory basis,
the compensation of the company’s named executive officers,
as described in this proxy statement.

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Other Matters
Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents summary information about our equity compensation plans, including our long-term incentive plan. The table presents the following data on our plans as of the close of business on December 31, 2013:

1.	The aggregate number of shares of our common stock subject to outstanding stock options, warrants and rights;

2.	The weighted average exercise price of those outstanding stock options, warrants and rights; and

3.
The number of shares that remain available for future option grants, excluding the number of shares to be issued upon the exercise of outstanding options, warrants and rights described in number 1. above.

For additional information regarding our long-term incentive plans and the accounting effects of our stock-based compensation, please see Note 17 to our Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	—	662,507	(2)
Equity compensation plans not approved by security holders
None	—	—	—
Total	—	—	662,507

(1)
Consists of the NorthWestern Corporation Amended and Restated 2005 Long-Term Incentive Plan, which was approved by stockholders at the 2011 annual meeting. Does not include additional shares being authorized at this year’s annual meeting in connection with the approval of the Equity Compensation Plan.

(2)
Awards under the Amended and Restated 2005 Long-Term Incentive Plan can take the form of stock options, share appreciation rights, restricted and unrestricted share awards, deferred share units and performance awards.

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NorthWestern Corporation
Amended and Restated
Equity Compensation Plan

Effective March 10, 2005
Amended October 31, 2007
Amended and Restated February 23, 2011
Amended and Restated April 8, 2011
Amended and Restated (and Renamed) February 18, 2014

As approved by the Board of Directors
on February 18, 2014

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NorthWestern Corporation
Amended and Restated
Equity Compensation Plan

1.	Establishment, Purpose, and Types of Awards
NorthWestern Corporation (the “Company”) previously established this equity-based incentive compensation plan as the “NorthWestern Corporation 2005 Long-Term Incentive Plan” and has now renamed it the “NorthWestern Corporation Amended and Restated Equity Compensation Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select Employees, Directors and Advisors of the Company and its Affiliates. Subject to shareholder approval at the 2014 annual meeting of shareholders, this amendment and restatement will be effective July 1, 2014.
The Plan permits the granting of the following types of awards (“Awards”) according to the Sections of the Plan listed here:
Section 6    Performance Awards
Section 7    Restricted Shares, Restricted Share Units and Unrestricted Shares
Section 8    Deferred Share Units
Section 9    Options
Section 10    Share Appreciation Rights
The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms
Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix 1, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan
(a)Maximum Shares Available Under the Plan. Subject to the provisions of Section 13 of the Plan, the number of Shares that the Company may issue or transfer for all Awards under this Plan is 2,637,637, which number includes the 2,037,637 shares previously authorized for issuance under the Plan.
(b)Share Counting Rules.

(i)
Subject to the following provisions of this Section 3(b), Shares that are subject to an Award that for any reason expires, is forfeited, is canceled, or becomes unexercisable, Shares that are subject to an Award that is settled for cash, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan.

(ii)
Notwithstanding anything to the contrary contained in this Section 3: (A) any Shares that the Company retains from otherwise delivering pursuant to an Award either (I) as payment of the exercise price of an Award, or (II) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award shall be considered issued or transferred pursuant to the Plan, (B) the number of Shares subject to a SAR, to the extent that it is exercised and settled in Shares, and whether or not all such Shares are actually issued or transferred to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan, and (C) in the

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event that the Company repurchases Shares with Option proceeds, those Shares will not be available for subsequent Awards under the Plan.
(c)Limit on Incentive Stock Options. Notwithstanding the foregoing, but subject to adjustment pursuant to Section 13 below, the aggregate number of Shares that may be issued or transferred by the Company upon the exercise of Incentive Share Options will not exceed 2,637,637 Shares.
(d)Shares issued under Awards granted in connection with the conversion or assumption of, or substitution for, awards held by awardees of or relating to the stock or other equity interests of an entity acquired by or merged or otherwise affiliated with the Company or an Affiliate of the Company pursuant to a merger, acquisition or similar transaction (“Conversion Awards”) will not reduce the aggregate number of Shares available for issuance under this Plan nor count against the other limitations under this Section 3, nor will Shares subject to a Conversion Award again be available for awards granted under this Plan as provided in the second paragraph of this Section 3. Additionally, in the event that an entity acquired by the Company or any Affiliate or with which the Company or any Affiliate otherwise combines has shares available for grant under a pre-existing plan that was approved by stockholders of such entity and was not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards granted under the Plan and will not reduce the number of Shares available for issuance or transfer under this Plan; provided, that Awards granted under this Plan using such available Shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and may only be made to individuals who were not employees of the Company or any Affiliate or directors of the Company prior to such acquisition or combination.

4.	Administration
(a)General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or, subject to the requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
(b)Committee Composition. The Committee shall initially consist of the Human Resources Committee of the Board of Directors. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
(c)Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)	to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii)	to determine, from time to time, the Fair Market Value of Shares;

(iii)
to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, canceled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

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(iv)	to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)
to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi)
in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs (provided that, in accordance with the provisions of the Plan generally and Section 15(c) in particular, no repricing or other action described in Section 15(c) shall be permitted); and

(vii)	to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
(d)Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
(e)No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Advisor who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.
(f)Installments. The right to a series of installment payments upon the distribution of an amount deferred pursuant to the Plan shall be treated as a right to a series of separate payments.
(g)Compliance with Code Section 409A. The provisions of the Plan dealing with amounts subject to Code Section 409A shall be interpreted and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A.
(h)Notwithstanding any provision of the Plan to the contrary, no payment subject to Code Section 409A, payable on account of a break in Continuous Service shall be made to a Participant who is a specified employee (within the meaning of Code Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A), as of the date of such Participant’s break in Continuous Service, within the six-month period following such Participant’s break in Continuous Service. Amounts to which such Participant would otherwise be entitled under the Plan during the first six months following the break in Continuous Service will be accumulated and paid on the first day of the seventh month following the Participant’s break in Continuous Service.
(i)Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under this Plan and

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grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

5.	Eligibility
(a)General Rule. The Committee may grant all Awards other than ISOs to any Eligible Person. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.
(b)Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
(c)Limits on Awards. No Participant may receive Options and SARs that relate to more than 200,000 Shares in any one year. The Committee will adjust these limitations pursuant to Section 13 below.
(d)Replacement Awards. Subject to Applicable Laws (including any associated shareholder approval requirements) and Section 15(c) of the Plan, the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options or SARs, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option or SAR unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	Performance Awards
(a)Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. Notwithstanding anything in this Plan or an Award Agreement to the contrary, the Company shall not pay dividends or dividend equivalents currently on unvested Performance Units.
(b)Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or

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modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.
(c)Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 200,000 Shares and $1,000,000 in cash.
(d)Definitions.

(i)
“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)
“Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index or in a ratio or ratios or other relationship between one or more, or a combination of): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other objective standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)
“Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or any shorter period within such window that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation Award, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect, on a form provided by the Company, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award, provided that the following criteria are met:

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(i)
the Participant performs services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes an initial deferral election;

(ii)	the performance criteria must be established in writing no later than ninety (90) days after the commencement of the Performance Period; and

(iii)	in no event may an election to defer Performance Units or Performance Compensation be made after such compensation has become both substantially certain to be paid and readily ascertainable.
If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 6(a) or Section 6(b) above.

7.	Restricted Shares, Restricted Share Units and Unrestricted Shares
(a)Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
(b)Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.
(c)Issuance of Restricted Shares Prior to Vesting. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company shall issue, in electronic book-entry form, Restricted Shares to an account for the Participant who is awarded Restricted Shares which shall be maintained by the Company’s transfer agent or such other administrator designated by the Committee for the deposit of such Restricted Shares. Such Restricted Stock shall bear a legend or notation referring to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company’s transfer agent or such other administrator designated by the Committee shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 7(e) below.
(d)Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for

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each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.
(e)Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 7(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 7(d) above, such Participant or duly-authorized transferee also shall be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.
(f)Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.
(g)Deferral Elections. The Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect to defer all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award in accordance with this Section 7(g). Except as otherwise provided in this Section 7(g), an Award of Restricted Shares or Restricted Share Units awarded with respect to services to be performed by a Participant during a calendar year may be deferred at the election of the Participant only if the election to defer such Award is made and becomes irrevocable consistent with the terms of either (i) the NorthWestern Corporation 2009 Officers Deferred Compensation Plan or (ii) the NorthWestern Corporation 2005 Deferred Compensation Plan for Non-Employee Directors, as applicable.
In the case of the first year in which an Eligible Person becomes eligible to participate in the Plan (as defined in section 1.409A-1(c) of the final Treasury Regulations or the corresponding provision in subsequent guidance issued by the Department of the Treasury to include any other plan that would be considered together with this Plan as the same plan), as permitted by the Committee, the Eligible Person may make an initial deferral election within thirty (30) days after the date the Eligible Person becomes eligible to participate in the Plan, with respect to an Award of Restricted Shares or Restricted Share Units awarded with respect to services to be performed by the Eligible Person subsequent to the election.
In the case of an Award of Restricted Shares or Restricted Share Units that is subject to a vesting condition requiring the Participant to continue to provide services for a period of at least 12 months from the date of the Award, as permitted by the Committee, the Participant may make a deferral election provided that the election is made consistent with the terms of either (i) the NorthWestern Corporation 2009 Officers Deferred Compensation Plan or (ii) the NorthWestern Corporation 2005 Deferred Compensation Plan for Non-Employee Directors, as applicable (disregarding vesting on death or disability).
Any election to defer Awards pursuant to this Section 7(g) shall be on a form provided by the Company. If a Participant makes an election to defer under this Section 7(g), the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 8 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 7(d) above.

8.	Deferred Share Units
(a)Elections to Defer. The Committee may permit any Eligible Person who is a Director, Advisor or member of a select group of management or highly compensated employees (within the meaning of Title I of ERISA) to irrevocably elect, on a form provided by the Company (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted

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Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder taking into account the rules of Treasury Regulation Section 1.409A.1(c) described in Section 7(g) above) after its delivery to the Company, subject to Section 7(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 6(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns based on services performed before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.
(b)Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.
(c)Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that shall begin within 90 days of the date on which the Participant’s Continuous Service terminates and are distributable on each of the first four anniversaries thereof, unless -

(i)
the Participant has properly elected a different form of distribution, on a form provided by the Company, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii)
the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that such election may be changed through any subsequent election that (A) is delivered to the Administrator at least twelve months before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election and does not take effect for at least twelve months, (B) defers the commencement of distributions by at least five years from the originally scheduled commencement date and (c) does not extend any payment beyond the tenth anniversary of the termination of the Participant’s Continuing Service.

Fractional shares shall not be issued, and instead shall be paid out in cash.
(d)Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 8(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a number of Shares the value of which is equal to the amount of any cash dividends (based on the Fair Market Value of a Share on the date of the payment of the dividend), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued. Any fractional shares shall be settled in cash.
(e)Hardship Distributions from Accounts. In the event a Participant suffers a Hardship, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s Account. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s Hardship, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of the Participant’s deferrals under the Plan. The Committee shall determine whether a Participant has a qualifying Hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate. Notwithstanding the foregoing, a financial need shall not constitute a Hardship unless it is for at

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least $100,000 for all Participants (or the entire vested principal amount of the Participant’s Accounts, if less). “Hardship” means an unforeseeable emergency resulting in financial hardship of the Participant or beneficiary due to an illness or accident of the Participant or beneficiary, a spouse of the Participant or beneficiary or of a dependent (as defined in Code Section 152(a)) of a Participant or beneficiary; loss of the Participant’s or the beneficiary’s property due to casualty, or other similar or extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary. Whether a Participant or beneficiary is faced with an unforeseeable emergency permitting a distribution under the Plan shall be determined based upon the relevant facts and circumstances of each case, but in any case, its distribution shall not be allowed to the extent that such hardship is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant’s assets to the extent liquidation of such assets would not cause a severe financial hardship or be cessation of deferrals under the Plan. The amount of a distribution on account of a hardship shall be limited to the amount reasonably necessary to satisfy the emergency need plus amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.
(f)Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

9.	Option Awards
(a)Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan (and any related Award Agreement) may contain such terms and provisions consistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion; provided that the Company shall not pay dividends or dividend equivalents with respect to any Option.
(b)ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 9(b) shall be automatically adjusted accordingly. Notwithstanding anything in this Section 9, or elsewhere in this Plan, to the contrary and subject to adjustment pursuant to Section 13 of this Plan, the aggregate number of Shares actually issued or transferred by the Company upon the exercise of ISOs shall not exceed 2,637,637.
(c)Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 9(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
(d)Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

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(e)Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.
(f)Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
(g)Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained with the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);

(ii)
other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)
a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv)	any combination of the foregoing methods of payment.
The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.
(h)Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. Subject to Section 15 hereof, the Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below in sub-paragraphs (i) through (v), as applicable, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

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(i)
Termination other than Upon Disability, Death, Retirement or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, Retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)
Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)
Retirement. In the event of termination of a Participant’s Continuous Service as a result of a Participant’s Retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv)
Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 30 days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)
Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i)Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.
(j)Buyout Provisions. Subject to Section 15(c) of the Plan, the Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

10.	Share Appreciate Rights (SARs)
(a)Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i)
SARs Related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. Each SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 10(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii)
SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii)
Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a

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stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to the Company’s shareholders generally in connection with the event.
(b)Exercise Price. The per Share exercise price of a SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of a SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of a SAR shall be subject to the special rules on pricing contained in Sections 9(d) and 9(j) hereof.
(c)Exercise of SARs. Unless the Award Agreement provides otherwise, a SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. A SAR may not have a term exceeding 10 years from its Grant Date. A SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether a SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.
(d)Effect on Available Shares. The number of Shares subject to a SAR, to the extent that the SAR is exercised and settled in Shares, and whether or not all such Shares are actually issued to the Participant upon exercise of the SAR, shall be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will also be reduced by the number of underlying Shares as to which the exercise relates.
(e)Payment. Upon exercise of a SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying -

(i)	the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii)	the number of Shares with respect to which the SAR has been exercised.
Notwithstanding the foregoing, a SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.
(f)Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 10(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of a SAR.
(g)Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which a SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 9(h)

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above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which a SAR shall terminate when there is a termination of a Participant’s Continuous Service.
(h)Buy-out. Subject to Section 15(c) of the Plan, the Committee has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 9(j) above with respect to Options.
(i)No Dividends. Notwithstanding anything to the contrary in this Plan, the Company shall not pay dividends or dividend equivalents with respect to any SAR.

11.	Taxes
(a)General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow the Company to withhold Shares in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
(b)Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold whole shares and collect from his or her cash compensation an amount sufficient to satisfy the fractional share amounts for such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.
(c)Special Rules. In the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations, in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Employee shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).
(d)Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) causes the issuance of the Shares subject to the Award (provided that the Committee has determined that issuance of such Shares at the time of vesting is not a “permissible distribution event” within the meaning of Section 409A of the Code) to be automatically deferred until the earliest date on which issuance of the Shares in unrestricted form will constitute a permissible distribution event pursuant to paragraphs (i), (ii), (iii), (v), or (iv) of Section 409A(a)(2)(A) of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.	Non-Transferability of Awards
(a)General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of for value in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

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(b)Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide that an Award, other than an ISO, may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s Immediate Family, (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of a Participant's rights shall succeed to and be subject to all of the terms of the Plan and the Award Agreement (and any amendments thereto) granting the transferred Award.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
(a)Adjustments. The Committee will make or provide for such adjustments in the numbers of Shares covered by outstanding Awards, in the Exercise Price provided in outstanding Options and SARs, and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization, reclassification or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Code Section 409A. In addition, for each Option or SAR with an Exercise Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its sole discretion elect to cancel such Option or SAR without any payment to the person holding such Option or SAR. The Committee also will make or provide for such adjustments in the numbers of Shares specified in Section 3, Section 6(c) or Section 9(b) of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 13(a); provided, however, that any such adjustment to the number specified in Section 9(b) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an ISO to fail to so qualify. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.
(b)Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
(c)Change in Control. In the event of a Change in Control, the following shall occur:

(i)
The Committee, in its sole discretion, exercised in good faith, may determine to accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of a Grant shall lapse as to the Shares subject to such repurchase right; or

(ii)	The Committee shall arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.
Notwithstanding the above, in the event a Participant holding a Grant assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Grant held by the terminated Participant at the time of termination shall accelerate and become fully vested, and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting

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and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.
(d)Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.
The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such later date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.
(a)Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including, without limitation, permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express provision in the Plan or the Award Agreement permitting the Committee to act unilaterally to make the modification.
(b)Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.
(c)No Repricing or Replacement Without Shareholder Approval. Except in connection with a corporate transaction or event described in Section 13 of the Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, and outstanding Options or SARs may not be canceled, exchanged, bought-out, replaced or surrendered in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval. This Section 15(c) is intended to prohibit the repricing of “underwater” Options and SARs without shareholder approval and will not be construed to prohibit the adjustments provided for in Section 13 of the Plan. Notwithstanding any provision of the Plan to the contrary, this Section 15(c) may not be amended without approval by the Company’s shareholders.

16.	Term of Plan.
The Plan shall continue in effect through and including June 30, 2024, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.
(a)Authority to Amend or Terminate. Subject to Applicable Laws and the other provisions of the Plan, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

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(b)Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.
Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	Controlling Law.
All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

21.	Laws And Regulations.
(a)U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
(b)Other Jurisdictions. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws.

22.	No Shareholder Rights.
Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

23.	No Employment Rights.
The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

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__________
Appendix 1: Definitions
__________
As used in the Plan, the following definitions shall apply:
“Advisor” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
“Award” means any award made pursuant to the Plan, including awards made in the form of a Performance Award, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, an Option, and a SAR, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason. An Award Agreement may be in an electronic medium and may be limited to notation on the books and records of the Company.
“Board” means the Board of Directors of the Company.
“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.
The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
“Change in Control” means the happening of any of the following events:
(i)    An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the

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"Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other Person controlled by the Company or (4) any acquisition by any corporation or other Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 9(b) provided, however, that it shall not be deemed a Change of Control if the Person acquires beneficial ownership of 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities solely as a result of an acquisition by the Company of shares of Common Stock, until such time thereafter as such Person shall become the beneficial owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock; or
(ii)    A change in the composition of the Board such that the individuals who, as of January 1, 2014, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to January 1, 2014, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
(iii)    Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock or equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other controlling persons as the case may be, of the corporation or other Person resulting from such Business Combination (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the corporation or other Person resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other Person resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock or equity interests of the corporation or other Person resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed with respect to the Company prior to the Business Combination and (3) at least a majority of the members of the board of directors or other governing body of the corporation or other Person resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or
(iv)    The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the Human Resources Committee of the Board of Directors or one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. Each individual member of the Committee shall be independent in accordance with any applicable standards and/or regulations adopted by the New York Stock Exchange (or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed). With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the

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meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.
“Company” means NorthWestern Corporation, a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director or Advisor. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates, or their respective successors. In the event of Retirement, Continuous Service will end on an Employee’s last day worked, even though an Employee may receive approval to extend their actual termination date by using accrued paid leave. A change in status between service as an Employee, Director, and an Advisor may not, in and of itself, mandate a determination that an interruption of Continuous Service has occurred. Whether an interruption in Continuous Service has occurred which shall constitute an event triggering payment under the Plan shall be determined and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A.
“Deferred Share Units” mean Awards pursuant to Section 8 of the Plan.
“Director” means a member of the Board, or a member of the board of directors of an Affiliate.
“Disability” means, with respect to a Participant, the Participant is: (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; or (iii) determined to be totally disabled by the Social Security Administration.”
“Dividend Equivalent” means, with respect to a Share subject to an Award (other than an Option or SAR), a right to be paid an amount equal to cash dividends, other than large, nonrecurring cash dividends, declared on an equal number of outstanding Shares.
“Eligible Person” means any Advisor, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange (or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is notreadily tradable on an established securities market, the fair market value established in good faith by the Board using the reasonable application of a reasonable valuation method consistent with Code Section 409A and the regulations promulgated thereunder.
“Grant Date” has the meaning set forth in Section 14 of the Plan.

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Appendix A — Equity Compensation Plan

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) subject to the following sentence, voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Advisors. A termination described in clause (ii) of the preceding sentence shall be considered an Involuntary Termination only if (Y) the Participant provides the Company written notice of the existence of the circumstances described in clause (ii) of the preceding sentence within 10 days of the existence of such circumstances and (Z) the Company fails to cure the existence of such circumstances within 30 days of the Company's receipt of such notice.
“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
“Option” means any stock option granted pursuant to Section 9 of the Plan.
“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 6.
“Performance Compensation Awards” mean Awards granted pursuant to Section 6(b) of the Plan.
“Performance Unit” means Awards granted pursuant to Section 6(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.
“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
“Plan” means this NorthWestern Corporation Equity Compensation Plan.
“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 7 of the Plan.
“Restricted Share Units” mean Awards pursuant to Section 7 of the Plan.

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“Retirement” means a termination of the Participant’s Continuous Service with the Company after the Participant has (a) attained age 50 and completed at least five years of Continuous Service or (b) attained age 65. “Retirement” shall exclude any termination of the Participant’s Continuous Service for Cause.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 10 of the Plan.
“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.
“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.
“Unrestricted Shares” mean Shares awarded pursuant to Section 7 of the Plan.

98

Proxy Statement Glossary
The list below defines the various terms, abbreviations and acronyms used in this proxy statement.

2005 Plan	NorthWestern Corporation Amended and Restated 2005 Long-Term Incentive Plan, effective March 10, 2005, as amended and restated on February 23, 2011, and approved by stockholders on April 27, 2011
2008 Severance Plan	NorthWestern Corporation 2008 Key Employee Severance Plan, effective October 1, 2008
Board	Board of Directors of NorthWestern Corporation
CD&A	Compensation Discussion and Analysis
CELP	Colstrip Energy Limited Partnership, a qualified facility with which we do business
CEO	President and Chief Executive Officer
CFO	Vice President and Chief Financial Officer
COBRA	Consolidated Omnibus Budget Reconciliation Act
Code of Conduct	Code of Conduct and Ethics
Company	NorthWestern Corporation d/b/a NorthWestern Energy
Deloitte	Deloitte & Touche LLP
Director Deferred Plan	NorthWestern Corporation 2005 Deferred Compensation Plan for Non-Employee Directors
Equity Compensation Plan	NorthWestern Corporation Amended and Restated Equity Compensation Plan
ERM	Enterprise Risk Management and Business Continuity Programs
ERRP	Executive Retention / Retirement Program
Exchange Act	Securities and Exchange Act of 1934, as amended
HR Committee	Human Resources Committee
MSTI	Mountain States Transmission Intertie, a former transmission project
NACD	National Association of Corporate Directors
NCG Committee	Nominating and Corporate Governance Committee
NorthWestern	NorthWestern Corporation d/b/a NorthWestern Energy
NYSE	New York Stock Exchange
Officer Deferred Plan	NorthWestern Corporation 2009 Officer Deferred Compensation Plan
OSHA	Occupational Safety and Health Administration
Our	NorthWestern Corporation d/b/a NorthWestern Energy
PCAOB	Public Company Accounting Oversight Board
Plan	NorthWestern Corporation Amended and Restated Equity Compensation Plan
Record Date	February 24, 2014
ROAE	Return on Average Equity
SAIDI	System Average Interruption Duration Index
SEC	Securities and Exchange Commission
TSR	Total Stockholder Return
Us	NorthWestern Corporation d/b/a NorthWestern Energy
We	NorthWestern Corporation d/b/a NorthWestern Energy

99

CORPORATE SUPPORT OFFICE 3010 W. 69th Street Sioux Falls, SD 57108 (605) 978-2900 www.northwesternenergy.com

VOTING CARD
[Front Side]

NORTHWESTERN CORPORATION 3010 W. 69TH STREET SIOUX FALLS, SD 57108
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the VOTE BY INTERNET instructions above, and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instruction prompts.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWESTERN CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following nominees:	☐	☐	☐
Vote on Directors 1. Election of Directors Nominees:
01) Stephen P. Adik 02) Dorothy M. Bradley 03) E. Linn Draper Jr. 04) Dana J. Dykhouse	05) Julia L. Johnson 06) Philip L. Maslowe 07) Denton Louis Peoples 08) Robert C. Rowe
Vote on Proposals				For	Against	Abstain
The Board of Directors recommends that you vote FOR Proposal 2:
2. Ratify the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for fiscal year 2014.				☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 3:
3. Approval of equity compensation plan.				☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 4:
4. An advisory vote to approve named executive officer compensation.				☐	☐	☐
5. Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.

Please sign exactly as name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by an authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

VOTING CARD
[Back Side]

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PLEASE VOTE PROMPTLY BY INTERNET, PHONE OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with 10-K Wrap are available at www.proxyvote.com.

NORTHWESTERN CORPORATION
3010 W. 69TH STREET, SIOUX FALLS, SD 57108

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 24, 2014

The undersigned hereby appoints E. Linn Draper Jr. and Robert C. Rowe, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2014 Annual Meeting of Stockholders of NORTHWESTERN CORPORATION to be on held Thursday, April 24, 2014, at 10:00 a.m. Mountain Daylight Time at the NorthWestern Energy Montana Operational Support Office, 40 East Broadway, Butte, Montana, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at said Meeting as directed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1; “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM 2; “FOR” APPROVAL OF EQUITY COMPENSATION PLAN IN ITEM 3; AND “FOR” THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION IN ITEM 4.

Continued and to be signed on the reverse side